As filed with the Securities and Exchange Commission on December 30, 1998
                                                      Registration No. 333-29043

                                                               File No. 811-8245
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 -------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                                   Under the
                             SECURITIES ACT OF 1933
                                                                             [X]
                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 3
                                                                             [X]

                                     and/or

                            REGISTRATION STATEMENT
                                   Under the
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                 Amendment No. 7                             [X]

                        (Check appropriate box or boxes)

                                 -------------

                          Phoenix Equity Series Fund

               (Exact Name of Registrant as Specified in Charter)

                                  -------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (Address of Principal Executive Offices) (Zip Code)
                                 (800) 243-1574

              (Registrant's Telephone Number, including Area Code)

                                  -------------

                               Thomas N. Steenburg
                      Vice President, Counsel and Secretary
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (name and address of Agent for Service)

                                  -------------

             It is proposed that this filing will become effective (check appropriate box)

             [ ] immediately upon filing pursuant to paragraph (b)
             [X] on December 31, 1998 pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] on (date) pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.

================================================================================

                           PHOENIX EQUITY SERIES FUND


                   Cross Reference Sheet Pursuant to Rule 404



                                     PART A
                       Information Required in Prospectus



                     Item Number Form N-1A, Part A                        Prospectus Caption
-----------------------------------------------------------------------   -------------------------------------------------------
  1.     Front and Back Cover Pages ...................................   Cover Page, Back Cover Page
  2.     Risk/Return Summary: Investments, Risks, Performance             Investment Risk and Return Summary
  3.     Risk Return Summary: Fee Table ...............................   Fund Expenses
  4.     Investment Objectives, Principal Investment Strategies,          Investment Risk and Return Summary; Investment
         and Related Risks ............................................   Strategies; Risks Related to Investment Strategies
  5.     Management's Discussion of Fund Performance ..................   Performance Tables
  6.     Management, Organization, and Capital Structure ..............   Management of the Fund
  7.     Shareholder Information ......................................   Pricing of Fund Shares; Sales Charges; Your Account;
                                                                          How to Buy Shares; How to Sell Shares; Things to
                                                                          Know When Selling Shares; Account Policies; Investor
                                                                          Services; Tax Status of Distributions
  8.     Distribution Arrangements ....................................   Sales Charges
  9.     Financial Highlights Information .............................   Financial Highlights


                                                               PART B
                                    Information Required in Statement of Additional Information

  Item Number Form N-1A, Part B                                             Statement of Additional Information Caption
-------------------------------------------------------------------------   ----------------------------------------------------
 10.     Cover Page and Table of Contents .............................   Cover Page, Table of Contents
 11.     Fund History .................................................   The Fund
 12.     Description of the Fund and Its Investment Risks .............   Investment Objectives and Policies; Investment
                                                                          Restrictions
 13.     Management of the Fund .......................................   Management of the Trust
 14.     Control Persons and Principal Holders of Securities ..........   Management of the Trust
 15.     Investment Advisory and Other Services .......................   Services of the Adviser; The Distributor; Distribution
                                                                          Plans; Other Information
 16.     Brokerage Allocation and Other Practices .....................   Portfolio Transactions and Brokerage
 17.     Capital Stock and Other Securities ...........................   Other Information
 18.     Purchase, Redemption, and Pricing of Shares ..................   Net Asset Value; How to Buy Shares; Investor Account
                                                                          Services; Redemption of Shares; Tax Sheltered
                                                                          Retirement Plans
 19.     Taxation of the Fund .........................................   Dividends, Distributions and Taxes
 20.     Underwriters .................................................   The Distributor
 21.     Calculation of Performance Data ..............................   Performance Information
 22.     Financial Statements .........................................   Financial Statements

Phoenix Investment Partners


                           Prospectus

                                          December 31, 1998


     Oakhurst[SM]

     Phoenix-Oakhurst
     Growth & Income Fund

     Duff & Phelps

     Phoenix-Duff & Phelps
     Core Equity Fund


Phoenix-Oakhurst Growth & Income Fund and Phoenix-Duff & Phelps Core Equity Fund are mutual funds that mainly invest in common stocks of U.S. and foreign companies with the investment objective of capital appreciation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Phoenix-Oakhurst Growth & Inome Fund and Phoenix-Duff & Phelps Core Equity Fund that you should know before investing. Please read it carefully and retain it for future reference.

Table of Contents
---------------------------



  Phoenix-Duff & Phelps Core Equity Fund

   Investment Risk and Return Summary .............  page  1

   Fund Expenses ..................................  page  2

   Investment Strategies ..........................  page  3

   Risks Related to Investment Strategies .........  page  4

   Management of the Fund .........................  page  7


  Phoenix-Oakhurst Growth & Income Fund

   Investment Risk and Return Summary .............  page 11

   Fund Expenses ..................................  page 13

   Investment Strategies ..........................  page 14

   Risks Related to Investment Strategies .........  page 16

   Management of the Fund .........................  page 19

  Pricing of Fund Shares ..........................  page 21

  Sales Charges ...................................  page 23

  Your Account ....................................  page 25

  How to Buy Shares ...............................  page 26

  How to Sell Shares ..............................  page 27

  Things You Should Know When Selling Shares ......  page 27

  Account Policies ................................  page 29

  Investor Services ...............................  page 30

  Tax Status of Distributions .....................  page 30

  Financial Highlights ............................  page 31

  Additional Information ..........................  page 33

               Phoenix-Duff & Phelps Core Equity Fund

               Investment Risk and Return Summary

-------------------------------------------------------

               Investment Objective


               Phoenix-Duff & Phelps Core Equity Fund has an investment objective of long-term capital appreciation . There is no guarantee that the fund will achieve the objective.


               Principal Investment Strategies

                  [arrow] The fund will invest in equity securities, primarily common stocks. Under normal circumstances the fund will invest at least 65% of its total assets in equity securities.

                  [arrow] The fund's adviser uses a quality driven strategy that selects securities of large, primarily U.S. companies based on predictability and consistency of earnings and dividend growth and based on its determination that the security's price is low relative to the stock's historical valuation and the company's future growth prospects.

                  [arrow] The fund may engage in "securities lending" to
                          increase its investment returns.

                  [arrow] The fund may invest up to 10% of its assets in
                          securities of foreign (non-U.S.) issuers.



               Principal Risks

               If you invest in this fund you risk that you may lose your investment.

               The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the fund's investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

               This fund may also invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               This fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due the fund can suffer losses.

               This fund may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


               Performance Tables

               Performance tables are not included for the Phoenix-Duff & Phelps Core Equity Fund because the fund has not had annual returns for at least one calendar year.



                                        Phoenix-Duff & Phelps Core Equity Fund 1

               Fund Expenses
-------------------------------
               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   Class A     Class B       Class C
                                                                    Shares      Shares       Shares
                                                                   --------    ---------     --------
    Shareholder Fees (fees paid directly from your investment)

      Maximum Sales Charge (load) Imposed on Purchases (as a
      percentage of offering price)                                4.75%          None           None
      Maximum Deferred Sales Charge (load) (as a percentage of     None          5% (b)      1% during the
      the lesser of the value redeemed or the amount invested)                                 first year
      Maximum Sales Charge (load) Imposed on Reinvested Dividends  None           None            None
      Redemption Fee                                               None           None            None
      Exchange Fee                                                 None           None            None
                                                                 --------------------------------------
                                                                  Class A      Class B          Class C
                                                                  Shares        Shares          Shares
                                                                 --------      ---------       --------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
      Management Fees                                              0.75%          0.75%           0.75%
      Distribution and Service (12b-1) Fees (c)                    0.25%          1.00%           1.00%
      Other Expenses                                               1.95%          1.95%           1.95%
                                                                   ----           ----            ----
    Total Annual Fund Operating Expenses (a)                       2.95%          3.70%           3.70%
                                                                   ====           ====            ====


              ----------------

              (a) The fund's investment adviser has agreed to reimburse through
               December 31, 1999 the Phoenix-Duff & Phelps Core Equity Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% for each Class of Shares.




                    Actual Total Annual Fund Operating Expenses
                    after expense reimbursement are:                1.25%      2.00%      2.00%




              (b) The maximum deferred sales charge is imposed on Class B
               Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

              (c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").




               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


2 Phoenix-Duff & Phelps Core Equity Fund


  Class       1 year     3 years     5 years     10 years
  Class A      $759       $1,344      $1,954       $3,590
  Class B       772        1,332       1,911        3,786
  Class C       472        1,132       1,911        3,950


               You would pay the following expenses if you did not redeem your shares:



  Class       1 year     3 years     5 years     10 years
  Class A      $759      $1,344      $1,954       $3,590
  Class B       372       1,132       1,911        3,786
  Class C       372       1,132       1,911        3,950



               Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



               Investment Strategies
------------------------------------

               Investment Objective


               The fund has an investment objective of long-term capital appreciation.



               Principal Investment Strategies


               The fund invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. Under normal circumstances the fund intends to invest solely in equity securities, primarily common stocks, and will invest at least 65% of its total assets in equity securities.


               The adviser uses a quality driven strategy in pursuit of the fund's investment objective. The fund selects large companies (primarily from among the 1,000 largest companies traded in the United States) based on predictability and consistency of future earnings and dividend growth and based on the adviser's view that the price is low relative to the stock's historical valuation and the company's future growth prospects. Portfolio risk is controlled through diversification among industries, sectors, and the number of holdings. The adviser monitors holdings for fundamental change and overvaluation to determine when to sell securities. While the adviser's strategy tends to concentrate its investment selections in larger issuers, the fund may invest in securities of issuers of any size.


                                        Phoenix-Duff & Phelps Core Equity Fund 3

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.

               The fund may invest up to 10% of its total assets in securities of foreign (non-U.S.) issuers.

               Temporary defensive strategy If the adviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in high quality money market instruments and repurchase agreements. When this happens the fund may not achieve its investment objective.


               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.




               Risks Related to Investment Strategies
-----------------------------------------------------
               General


               The fund's focus is long-term capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Small Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization


4 Phoenix-Duff & Phelps Core Equity Fund
               companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


               Securities Lending


               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.



               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                    o differences in accounting, auditing and financial reporting standards,

                    o generally higher commission rates on foreign portfolio transactions,

                    o differences and inefficiencies in transaction settlement systems,

                    o the possibility of expropriation or confiscatory taxation,

                    o adverse changes in investment or exchange control regulations,

                    o  political instability, and

                    o potential restrictions on the flow of international capital.


               Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


                                        Phoenix-Duff & Phelps Core Equity Fund 5

               Foreign Currency

               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.


               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:



                  o known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o potential tax consequences.



               The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.


               Impact of the Year 2000 Issue on Fund Investments


               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


6 Phoenix-Duff & Phelps Core Equity Fund

               Management of The Fund
-------------------------------------

               The Adviser


               Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps also acts as investment adviser to eight other mutual funds and as adviser to institutional clients. As of September 30, 1998, Duff & Phelps had approximately $14.5 billion in assets under management on a discretionary basis.

               Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.




                               1st billion       $1+ billion through $2 billion        $2+ billion
               Management Fee     0.75%             0.70%                                 0.65%




               The adviser has voluntarily agreed to assume total fund operating expenses of the fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:




                                             Class A       Class B       Class C
                                              Shares        Shares        Shares
               Phoenix-Duff & Phelps Core
                 Equity Fund                   1.25%         2.00%         2.00%




               During the fund's last fiscal year, the fund paid total management fees of $128,133. The ratio of management fees to average net assets for the fiscal year ended August 31, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.


               Portfolio Management

               Diane Mustain serves as lead Portfolio Manager and as such is responsible for the day-to-day operation of the Fund. As lead Portfolio Manager she manages the team of investment professionals responsible for the selection of portfolio securities for the equity portfolio. Ms. Mustain is an Executive Vice President of Duff & Phelps and serves as Vice Chairman of its Equity Strategy Committee. In addition, since 1993 Ms. Mustain has been a Sector Manager responsible for the Defensive Sector of the core equity portfolio. Ms. Mustain was Group Vice




                                        Phoenix-Duff & Phelps Core Equity Fund 7

               President from 1992 to 1993 where she was responsible for the selection of consumer stocks for the equity research model portfolio and provided analytical input to the Investment Management Committee. Ms. Mustain joined Phoenix Investment Partners, Ltd., then known as Duff & Phelps Corporation, in 1981.


               Performance of the Fund

               The table below sets out the annual return of each class of the fund's shares since inception of the fund through August 31, 1998.




               Class of Shares     Annual Return (9/25/97 through 8/31/98)(1)
               Class A Shares      (5.65)%
               Class B Shares      (6.52)%
               Class C Shares      (2.50)%



              (1)The fund's annual returns reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.



               Prior Investment Performance of Duff & Phelps

               The following table sets forth composite performance data relating to the historical performance of substantially all of the institutional private accounts managed by Duff & Phelps investment professionals that have substantially the same investment objectives, policies, strategies and risks as the fund. The data is provided to illustrate the past performance of Duff & Phelps in managing substantially similar accounts as compared to the S&P 500. Investors should not consider this performance data as an indication of past or future performance of the fund or of Duff & Phelps.

               Duff & Phelps has calculated its composite performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS[TM]"). AIMR has not been involved with the preparation or review of this illustration. AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.


               AIMR composite performance figures are a quarterly aggregate of monthly returns of a group of similar accounts which are time weighted and asset weighted. Quarterly and yearly composite returns are the result of geometrically linking monthly and quarterly returns, respectively. (Each composite return figure is compounded by the successive period's composite return).

               All returns presented were calculated on a total return basis and include all dividends, interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the


8 Phoenix-Duff & Phelps Core Equity Fund
               maximum advisory fee of 0.75% of assets under management, brokerage commissions and execution costs paid by Duff & Phelps's institutional private accounts, without provision for income taxes. Only those institutional private accounts where Duff & Phelps exercised full discretionary investment authority have been included in the composite performance data. The institutional private accounts included in Duff & Phelps's composite performance data are not subject to the same expenses and specific tax restrictions applicable to regulated investment companies, such as the Phoenix-Duff & Phelps Core Equity Fund, under Subchapter M of the Internal Revenue Code and are not subject to Investment Company Act of 1940 restrictions on investment limitations and diversification. Consequently, Duff & Phelps's investment results could have been adversely affected had these regulations applied to the institutional private accounts.

               The SEC standardized formula (average annual total return) is calculated net of portfolio fees and expenses as well as investment commissions while AIMR composites are net of portfolio expenses (for Duff & Phelps this consists of brokerage and transaction costs only) but gross of management fees (which are variable by client). A composite return is the aggregate total return of a group of similar accounts while the SEC formula is applied to only one account (mutual fund). The time weighting of the composite differs from the SEC formula in that the monthly total returns calculated for each account within the composite are adjusted for cash flows and income accruals by assuming that these flows occur mid-month. Consequently, composite performance is not overstated as a result of new investments nor penalized by withdrawals. Mutual funds, in contrast, calculate their net asset value daily and no adjustments would therefore be required when calculating total returns. For AIMR composites, accounts are dollar weighted to reflect the proportionate effect of account size on total return within the composite.

               The composite performance data presented below has been prepared in accordance with the AIMR Performance Presentation Standards. The investment results presented below could be calculated using different methods thereby producing different results. The performance below reflects past performance of Duff & Phelps for periods ending September 30, 1998 for similarly managed institutional private accounts and is not indicative of future results for the Phoenix-Duff & Phelps Core Equity Fund.





               Period          Adviser's Composite       S&P 500
               One Year         2.05%                     9.15%
               Three Years     21.64%                    22.73%
               Five Years      17.63%                    19.99%
               Ten Years       15.92%                    17.30%



               The institutional private accounts whose composite returns are shown above were managed by a team of Duff & Phelps professionals. The fund similarly is managed by a team headed by Diane Mustain.



                                        Phoenix-Duff & Phelps Core Equity Fund 9

               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix, DPIM and their affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversion are not timely completed.

               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



10 Phoenix-Duff & Phelps Core Equity Fund

               Phoenix-Oakhurst Growth & Income Fund

               Investment Risk and Return Summary

-------------------------------------------------

               Investment Objective


               Phoenix-Oakhurst Growth & Income Fund has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the fund will achieve the objective.



               Principal Investment Strategies



                  [arrow] The fund will invest in equity securities, primarily common stocks. Under normal circumstances the fund will invest at least 65% of its total assets in equity securities.

                  [arrow] Equity securities include common stock, preferred
                          stock, securities that can be converted into common stock or preferred stock ("convertible securities"), and warrants to purchase common stock or preferred stock.


                  [arrow] The fund's adviser uses a quantitative value strategy to pursue the fund's investment objective. The strategy concentrates on the 1,500 largest companies traded in the United States. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals.

                  [arrow] The fund will invest only in the four highest rating categories of convertible securities. These are commonly called "investment grade".

                  [arrow] The fund may engage in "securities lending" to
                          increase its investment returns.


                  [arrow] The may invest up to 20% of its assets in securities of foreign (non-U.S.) issuers. Under normal circumstances, however, the fund will not invest more than 10% of its assets in foreign securities.



               Principal Risks

               If you invest in this fund you risk that you may lose your investment.


               The fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") in total return and dividend yield. The S&P 500 total return can be negative. When this happens, the fund may outperform the S&P 500 but still have a negative return. In that case the value of your shares would likely decline rather than increase. The adviser may also fail in its objective to outperform the S&P 500. Most of the fund's investments will be in common stocks and other equity investments. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease. Increases in interest rates affecting the global economy, particular industries or specific companies can cause fixed income investments that the fund may own to decline in value. This, too, can cause your share value to decrease.

               The adviser intends to invest nearly all of the fund's assets in common stocks and other securities, rather than holding significant amounts of cash and short term investments. This can




                                        Phoenix-Oakhurst Growth & Income Fund 11
               increase the fund's net asset value more quickly if those investments increase in value. It can cause the fund's net asset value to decrease more quickly if those investments decrease in value.

               This fund may also invest in small companies as well as larger companies. Smaller companies, regardless of their location, may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

               This fund may lend portfolio securities to financial institutions to increase investment return. If the borrower is unwilling or unable to return the borrowed securities when due the fund can suffer losses.


               This fund may invest in companies in foreign countries. Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.



               Performance Tables


               Performance tables are not included for the Phoenix-Oakhurst Growth & Income Fund because the fund has not had annual returns for at least one calendar year.



12 Phoenix-Oakhurst Growth & Income Fund

               Fund Expenses
----------------------------
               This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                   Class A     Class B     Class C
                                                                    Shares      Shares      Shares
                                                                   ----        ---------    ------
    Shareholder Fees (fees paid directly from your
    investment)
      Maximum Sales Charge (load) Imposed on Purchases (as a
      percentage of offering price)                                4.75%         None            None
      Maximum Deferred Sales Charge (load) (as a percentage of the   None          5% (b)   1% during the
      lesser of the value redeemed or the amount invested)                                      first year
      Maximum Sales Charge (load) Imposed on Reinvested Dividends    None        None            None
      Redemption Fee                                                 None        None            None
      Exchange Fee                                                   None        None            None
                                                                  -------------------------------------------
                                                                   Class A     Class B          Class C
                                                                   Shares      Shares           Shares
                                                                    ------     --------          ------
    Annual Fund Operating Expenses (expenses that are
    deducted from fund assets)
      Management Fees                                              0.75%        0.75%             0.75%
      Distribution and Service (12b-1) Fees (b)                    0.25%        1.00%             1.00%
      Other Expenses                                               0.88%        0.88%             0.88%
                                                                   ----         ----              ----
    Total Annual Fund Operating Expenses(a)                        1.88%        2.63%             2.63%
                                                                   ====         ====              ====



    --------------------------
              (a) The fund's investment adviser has agreed to reimburse through
                December 31, 1999 the Phoenix-Oakhurst Growth and Income Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% of each Class of Shares.



                   Actual Total Annual Fund Operating Expenses
                   after expense reimbursement are:               1.25%      2.00%      2.00%



              (b) The maximum deferred sales charge is imposed on Class B
                Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

              (c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



               Example

               This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

               The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        Phoenix-Oakhurst Growth & Income Fund 13


               Class       1 year     3 years     5 years     10 years
               Class A      $657       $1,038      $1,443       $2,571
               Class B       666        1,017       1,395        2,782
               Class C       366         817        1,395        2,964

               You would pay the following expenses if you did not redeem your shares:


               Class       1 year     3 years     5 years     10 years
               Class A      $657     $1,038       $1,443       $2,571
               Class B       266        817        1,395        2,782
               Class C       266        817        1,395        2,964


               Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.





               Investment Strategies
------------------------------------

               Investment Objective


               The fund has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the fund will achieve the objective.



               Principal Investment Strategies

               The fund invests in a diversified portfolio of securities of primarily domestic (U.S.) companies. The fund is designed to invest in equity securities. Under normal circumstances


                  o the fund intends to invest solely in equity securities and will invest at least 65% of its total assets in equity securities

                  o the fund will invest primarily in common stocks, and

                  o the fund intends to be "fully invested" and will attempt to limit its holdings of cash and short term investments to no more than 2% of its assets


14 Phoenix-Oakhurst Growth & Income Fund

               The adviser uses a quantitative value strategy to pursue its investment objective. Quantitative value involves selecting securities primarily from the equity securities of the 1,500 largest companies traded in the United States, based on market capitalization. The adviser seeks a desired balance of risk and return potential, including a targeted yield exceeding the yield of the S&P 500. This strategy seeks securities of companies that are undervalued relative to the market in general and that have improving fundamentals. While the adviser's strategy tends to concentrate it investment selections in larger issuers, the fund may invest in securities of issuers of any size.

               The fund may also invest in other equity securities including preferred stocks, preferred stocks convertible into common stocks, fixed income securities convertible into common stocks, warrants and rights to purchase common stock. Convertible securities have several unique investments characteristics, such as


                  o Higher yields than common stocks but lower yields than
                    comparable nonconvertible securities

                  o Typically less fluctuation in value than the "underlying"
                    common stock, that is, the common stock that the investor receives if he converts

                  o The potential for capital appreciation if the market price of the underlying common stock increases


               The fund will only invest in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the fund purchases an investment grade security that loses its investment grade rating the fund is not required to sell the security. Ratings are established by nationally recognized statistical rating agencies. Please see the Statement of Additional Information for a detailed list of rating categories.

               The fund may lend portfolio securities to broker-dealers and other financial institutions to increase its investment returns. The total amount of such lending can be as much as one-third of the fund's total assets. When the fund lends securities in this fashion the borrower returns the securities at a pre-arranged time and pays some form of premium or other fee for the transaction. The fund receives all dividends and other distributions made with respect to the loaned securities. All securities loans are secured by other marketable securities.


               The fund may invest up to 20% of its total assets in securities of foreign (non-U.S.) issuers. However, under normal circumstances the fund will not invest more than 10% of its total assets in securities of foreign issuers.

               Temporary defensive strategy. If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies the fund may invest without limit in U.S. government securities and in money market instruments. When this happens the fund may not achieve its investment objective.


               Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques.


                                        Phoenix-Oakhurst Growth & Income Fund 15

               Risks Related to Investment Strategies
-----------------------------------------------------

               General


               The fund's focus is dividend growth, current income and capital appreciation. The adviser intends to invest fund assets so that the fund's total return and dividend yield exceed average total return and dividend yield for companies included in the S&P 500. In this sense the fund seeks to outperform the S&P 500. The S&P 500 can have negative returns, however. When that happens, the fund may outperform the S&P 500 but still have negative returns. The value of the fund's investments, as well as the value of stocks included in the S&P 500, can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or even most equity and fixed income investments. Particular industries can face poor markets for their products or services so that companies engaged in those businesses do not do as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline, or can fail to perform as well as stocks included in the S&P 500 if the specific companies the adviser selects for the fund fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.


               The adviser intends to keep cash and short term investments below 2% of the fund's assets under normal circumstances. By keeping the fund's assets "fully invested" the adviser intends to maximize the fund's opportunity to increase its net asset value. However, being "fully invested" in common stocks and other securities the fund's net asset value will decrease if the value of those investments decreases.

               In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


               Small Market Capitalization Investing

               The fund may invest in some smaller companies. Companies with small capitalization are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


16 Phoenix-Oakhurst Growth & Income Fund

               Securities Lending

               When the fund lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the fund must rely on the collateral to recover the value of its securities. In these circumstances the fund will suffer losses.


               Foreign Investing

               The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:


                  o differences in accounting, auditing and financial reporting standards,

                  o generally higher commission rates on foreign portfolio
                    transactions,

                  o differences and inefficiencies in transaction settlement systems,

                  o the possibility of expropriation or confiscatory taxation,

                  o adverse changes in investment or exchange control
                    regulations,

                  o political instability, and

                  o potential restrictions on the flow of international
                    capital.


               Political and economic uncertainty as well as relatively less public information about investments may negatively impact the fund's portfolio.

               Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

               Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


               Foreign Currency


               Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign



                                        Phoenix-Oakhurst Growth & Income Fund 17
               exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

               Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:


                  o known trends or uncertainties related to the Euro
                    conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

                  o competitive implications of increased price transparency of
                    European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

                  o issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

                  o currency exchange rate risk and derivatives exposure
                    (including the disappearance of price sources, such as certain interest rate indices); and

                  o potential tax consequences.



               The adviser does not expect to invest in any securities that may be adversely effected by the conversion to the Euro.


               Impact of the Year 2000 Issue on Fund Investments

               The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



18 Phoenix-Oakhurst Growth & Income Fund

               Management of The Fund
-------------------------------------
               The Adviser

               Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of September 30, 1998, Phoenix had $21.3 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.



               Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.




                                 1st billion       $1+ billion through $2 billion        $2+ billion
               Management Fee       0.75%                      0.70%                        0.65%


               The adviser has voluntarily agreed to assume total fund operating expenses of the fund excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 1999, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:






                                          Class A       Class B       Class C
                                          Shares        Shares        Shares
               Phoenix-Oakhurst Growth &
               Income Fund                  1.25%         2.00%         2.00%


               During the fund's last fiscal year, the fund paid total management fees of $355,855. The ratio of management fees to average net assets for the fiscal year ended August 31, 1998 was 0.75%. The total advisory fee of 0.75% of the aggregate net assets of the fund is greater than that for most mutual funds; however, the Trustees have determined that it is comparable to fees charged by other mutual funds whose investment objectives are similar to those of the fund.


               Portfolio Management


               Steven L. Colton serves as portfolio manager and as such is primarily responsible for the day-to-day operation of the fund. Mr. Colton joined Phoenix Investment Counsel, Inc. in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997. Dong Zhang serves as a member of the team that manages Phoenix-Oakhurst Growth & Income Fund. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.



                                        Phoenix-Oakhurst Growth & Income Fund 19

               Mr. Colton is a graduate of the University of California, San Diego and Stanford University. Mr. Colton was an investment professional with American Century Companies from 1987 through May 30, 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University and joined American Century Companies in 1993. Mr. Zhang served as portfolio manager of the American Century Companies prior to joining Phoenix Investment Counsel, Inc. in June 1997.


               Performance of the Fund

               The table below sets out the annual return of each class of the funds shares since inception of the fund through August 31, 1998.





               Class of Shares     Annual Return (9/25/97 through 8/31/98) (1)
               ---------------------------------------------------------------
               Class A Shares       0.38%
               Class B Shares      (0.04)%
               Class C Shares       3.67%



              (1)The fund's annual returns reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and C Shares.


               Prior Performance of Portfolio Management Team

               The ACIGF has substantially similar investment objectives, policies and strategies as the Growth & Income Fund. The cumulative total return for ACIGF from its inception through March 31, 1997 was 190.73%. At March 31, 1997 that fund had $887.1 million in net assets. Average annual returns for the one-year, three-year and five-year periods ended March 31, 1997 and for the period from inception through March 31, 1997, compared with the performance of the Average Growth & Income Fund and S&P 500 were:



               Period (through      ACIGF          Average Growth &       S&P 500(b)
               March 31, 1997)                     Income Fund(a)
               ---------------------------------------------------------------------
               One Year             19.56%        15.52%                    19.94%
               Three Years          21.64%        17.84%                    22.36%
               Five Years           16.41%        14.15%                    16.46%
               Inception through
               March 31, 1997       18.49%        15.75%(c)                 17.54%



              (a) The Average Growth & Income Fund is a Lipper Category of funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Lipper Analytical Services, Inc. is an independent mutual fund service that groups funds according to their investment objective.

              (b) The S&P 500 is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The index has been adjusted to reflect reinvestment of dividends.

              (c) For the period from 12/20/90 (the date nearest the fund's inception for which data are available) to 3/31/97.


20 Phoenix-Oakhurst Growth & Income Fund

               Historical performance is not indicative of future performance. The ACIGF is a separate unrelated fund, and its historical performance is not indicative of the potential performance of the Phoenix-Oakhurst Growth & Income Fund. Share prices and investment returns will fluctuate to reflect market conditions, as well as changes in company-specific fundamentals of securities held in the portfolio.


               Impact of the Year 2000 Issue on Fund Operations

               The Trustees have directed management to ensure that the systems used by service providers (Phoenix, Duff & Phelps and their affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not timely completed.


               Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.



               Pricing of Fund Shares
-------------------------------------

               How is the Share Price determined?

               The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:


                  o adding the values of all securities and other assets of the fund,

                  o subtracting liabilities, and

                  o dividing by the total number of outstanding shares of the fund.


               Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such


                                        Phoenix-Oakhurst Growth & Income Fund 21
               securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


               Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except when an alternative allocation can be more fairly made.


               Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


               The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


               At what price are shares purchased?


               All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



22 Phoenix Equity Series Fund

               Sales Charges
----------------------------

               What are the classes and how do they differ?


               The fund presently offers three classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").



               What arrangement is best for you?

               The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

               Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

               Class B Shares. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

               Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


                                                   Phoenix Equity Series Fund 23

               Initial Sales Charge Alternative--Class A Shares

               The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges:
               Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


               Sales Charge you may pay to purchase Class A Shares

                                           Sales Charge as
                                           a percentage of
                                    ------------------------------
               Amount of                                          Net
               Transaction                       Offering       Amount
               at Offering Price                   Price        Invested
               ---------------------------------------------------------
               Under $50,000                      4.75%          4.99%
               $50,000 but under $100,000         4.50           4.71
               $100,000 but under $250,000        3.50           3.63
               $250,000 but under $500,000        3.00           3.09
               $500,000 but under $1,000,000      2.00           2.04
               $1,000,000 or more                 None           None

               Deferred Sales Charge Alternative--
               Class B and C Shares

               Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


               Deferred Sales charge you may pay to sell Class B Shares

                Year     1      2      3      4      5      6+
               ----------------------------------------------------------------
               CDSC      5%     4%     3%     2%     2%     0%


               Deferred Sales charge you may pay to sell Class C Shares

                Year       1         2+
               ----------------------------------------------------------------
               CDSC        1%        0%


24 Phoenix Equity Series Fund

               Your Account
---------------------------

               Opening an Account

               Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.



               Step 1.


               Your first choice will be the initial amount you intend to invest.


               Minimum initial investments:


                  o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).


                  o There is no initial dollar requirement for defined
                    contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

                  o $500 for all other accounts.


               Minimum additional investments:

                  o $25 for any account.


                  o There is no minimum for defined contribution plans,
                    profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.



               Step 2.


               Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.



               Step 3.


               Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:


                  o Receive both dividends and capital gain distributions in additional shares


                  o Receive dividends in cash and capital gain distributions in additional shares

                  o Receive both dividends and capital gain distributions in cash


               No interest will be paid on uncashed distribution checks.


                                                   Phoenix Equity Series Fund 25

               How To Buy Shares
--------------------------------



                                  To Open An Account
----------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.
                                  Complete a New Account Application and send it with a check
  Through the mail                payable to the fund. Mail them to: State Street Bank, P.O. Box
                                  8301, Boston, MA 02266-8301.
  By Federal Funds wire           Call us at 1-800-243-1574 (press 1, then 0).
                                  Complete the appropriate section on the application and send it
  By Investo-Matic                with your initial investment payable to the fund. Mail them to:
                                  State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).



26 Phoenix Equity Series Fund

               How to Sell Shares
---------------------------------
               You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.




                                                             To Sell Shares
--------------------------------------------------------------------------------------------------------
  Through a financial advisor     Contact your advisor. Some advisors may charge a fee.

  Through the mail                Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston,
                                  MA 02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.

  By telephone                    For sales up to $50,000, requests can be made by calling
                                  1-800-243-1574.

  By telephone exchange           Call us at 1-800-243-1574 (press 1, then 0).


               Things You Should Know When Selling Shares
---------------------------------------------------------

               You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.



                                                   Phoenix Equity Series Fund 27

               Redemptions by Mail


                  [arrow] Send a clear letter of instructions if all of these apply:


                     o Your shares are registered individually, jointly, or as
                       custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.


                     o The proceeds do not exceed $50,000.

                     o The proceeds are payable to the registered owner at the
                       address on record.

                  [arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:


                     o You are selling more than $50,000 worth of shares.

                     o The name or address on the account has changed within the last 60 days.

                     o You want the proceeds to go to a different name or
                       address than on the account.

               If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.



               The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


               Selling Shares by Telephone


               The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

               The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

               The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

               During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


28 Phoenix Equity Series Fund

               Account Policies
-------------------------------

               Account Reinstatement Privilege


               For 180 days after you sell your Class A, B, or C Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at 1 (800) 243-1574 for more information.


               Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.



               Redemption of Small Accounts


               Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



               Exchange Privileges


               You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.



                  o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.


                  o Exchanges may be made by phone (1-800-243-1574) or by mail
                    (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


                  o The amount of the exchange must be equal to or greater than the minimum initial investment required.

                  o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

                  o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.



                                                   Phoenix Equity Series Fund 29

               Retirement Plans

               Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.




               Investor Services
--------------------------------

               Investo-Matic is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


               Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.


               Telephone Exchange lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

               Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House
               (ACH) to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.




               Tax Status of Distributions
------------------------------------------

               The fund plans to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

               Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



30 Phoenix Equity Series Fund

               Financial Highlights
-----------------------------------

               These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


               Phoenix-Duff & Phelps Core Equity Fund


                                                  Class A                  Class B                    Class C
                                               --------------           --------------           ----------------
                                               From Inception           From Inception             From Inception
                                               9/25/97 to                 9/25/97 to                 9/25/97 to
                                                 8/31/98                   8/31/98                    8/31/98
                                               -----------                ---------                  ---------
  Net asset value, beginning of period          $ 10.00                   $ 10.00                    $ 10.00
  Income from investment operations(1)
   Net investment income (loss)                    0.00(2)(3)               (0.08)(2)(3)               (0.08)(2)(3)
   Net realized and unrealized gain (loss)        (0.09)                    (0.08)                     (0.07)
                                               -----------                -------                    -------
    Total from investment operations              (0.09)                    (0.16)                     (0.15)
                                               -----------                -------                    -------
  Less distributions
   Dividends from net realized gains                 --                        --                         --
   In excess of net investment income             (0.04)                    (0.03)                     (0.03)
                                               -----------                -------                    -------
   Total distributions                            (0.04)                    (0.03)                     (0.03)
                                               -----------                -------                    -------
  Change in net asset value                       (0.13)                   (0.19)                      (0.18)
                                               -----------                -------                    -------
  Net asset value, end of period                 $ 9.87                   $  9.81                    $  9.82
                                               ===========                =======                    =======
  Total return(4)                                ( 0.93)%(5)                (1.61)%(5)                 (1.52)%(5)
  Ratios/supplemental data:
  Net assets, end of period (thousands)          $22,683                   $6,801                     $2,514
  Ratio to average net assets of:
   Operating expenses                              1.25%(6)                  2.00%(6)                   2.00%(6)
   Net investment income (loss)                    0.02%(6)                 (0.73)%(6)                 (0.73)%(6)
  Portfolio turnover                                 83%(5)                    83%(5)                     83%(5)

              ----------------
              (1) Distributions are made in accordance with the Prospectus;
                however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

              (2) Computed using average shares outstanding.

              (3) Includes reimbursement of operating expenses by investment adviser of $0.19, $0.19 and $0.19, respectively.

              (4) Maximum sales charges are not reflected in the total return calculation.

              (5) Not annualized.

              (6) Annualized.

                                                   Phoenix Equity Series Fund 31

               Phoenix-Oakhurst Growth & Income Fund


                                                 Class A                    Class B                Class C
                                               --------------            --------------        --------------
                                               From Inception             From Inception        From Inception
                                               9/25/97 to                   9/25/97 to              9/25/97 to
                                                 8/31/98                    8/31/98                 8/31/98
                                               --------------            --------------        --------------
Net asset value, beginning of period           $ 10.00                   $ 10.00                  $10.00
Income from investment operations(1)
 Net investment income (loss)                     0.06(2)(3)               (0.02)(2)(3)            (0.02)(2)(3)
 Net realized and unrealized gain (loss)          0.48                      0.48                    0.49
                                               -------                   -------                 -------
  Total from investment operations                0.54                      0.46                    0.47
                                               -------                   -------                 -------
Less distributions
 Dividends from net investment income            (0.04)                    (0.03)                  (0.03)
 Dividends from net realized gains               (0.03)                    (0.03)                  (0.03)
                                               -------                   -------                 -------
  Total distributions                            (0.07)                    (0.06)                  (0.06)
                                               -------                   -------                 -------
Change in net asset value                         0.47                      0.40                    0.41
                                               -------                   -------                 -------
Net asset value, end of period                  $10.47                   $ 10.40                  $10.41
                                               =======                   =======                 =======
Total return(4)                                   5.39%(5)                  4.59%(5)                4.67%(5)
Ratios/supplemental data:
Net assets, end of period (thousands)          $76,399                   $31,902                 $11,108
Ratio to average net assets of:
 Operating expenses                               1.25%(6)                  2.00%(6)                2.00%(6)
 Net investment income (loss)                     0.57%(6)                 (0.19)%(6)              (0.18)%(6)
Portfolio turnover                                 106%(5)                   106%(5)                 106%(5)

              ----------------

              (1) Distributions are made in accordance with the Prospectus;
                  however, class level per share income from investment operations may vary from anticipated results depending on the timing of the share purchases and redemptions.

              (2) Computed using average shares outstanding.

              (3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.07, and $0.07, respectively.

              (4) Maximum sales charges are not reflected in the total return calculation.

              (5) Not annualized.


              (6) Annualized


32 Phoenix Equity Series Fund

               Additional Information



     Statement of Additional Information
     The fund has filed a Statement of Additional Information about the fund, dated December 31, 1998 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:



       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


     You may also obtain information about the fund from the Securities and Exchange Commission:


       o through its internet site (http://www.sec.gov),

       o by visiting its Public Reference Room in Washington, DC or

       o by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).


        Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


     Shareholder Reports

     The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from September 1 through August 31. You may request a free copy of the fund's Annual and Semiannual Reports:


       o by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

       o by calling (800) 243-4361.


                       Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877

                 Telecommunication Device (TTY): (800) 243-1926

     SEC File Nos. 333-29043 & 811-8245

                      [Recycle logo] Printed on recycled paper using soybean ink


                                                   Phoenix Equity Series Fund 33

Phoenix Equity Planning Corporation
PO Box 2200
Enfield CT 06083-2200



[Phoenix Logo] PHOENIX
               INVESTMENT PARTNERS












PXP 2089 (12/98)

                     PHOENIX-DUFF & PHELPS CORE EQUITY FUND
                        PHOENIX-OAKHURST GROWTH & INCOME



                                101 Munson Street
                              Greenfield, MA 01301



                       Statement of Additional Information

                                December 31, 1998


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of the Phoenix Equity Series Fund (the "Trust"), dated December 31, 1998, and should be read in conjunction with it. The Trust's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                               TABLE OF CONTENTS


                                                PAGE
                                                -----
THE TRUST .....................................   1
INVESTMENT OBJECTIVES AND POLICIES ............   1
INVESTMENT RESTRICTIONS .......................   1
PERFORMANCE INFORMATION .......................   8
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   9
THE INVESTMENT ADVISERS .......................  10
NET ASSET VALUE ...............................  11
HOW TO BUY SHARES .............................  11
ALTERNATIVE PURCHASE ARRANGEMENTS .............  12
INVESTOR ACCOUNT SERVICES .....................  15
HOW TO REDEEM SHARES ..........................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  16
TAX SHELTERED RETIREMENT PLANS ................  17
THE DISTRIBUTOR ...............................  17
DISTRIBUTION PLANS ............................  18
MANAGEMENT OF THE TRUST .......................  19
OTHER INFORMATION .............................  26
APPENDIX ......................................  27


                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926






PXP 2005B (12/98)

                                    THE TRUST



     Phoenix Equity Series Fund (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust. The Trust presently comprises two series: the Phoenix-Duff & Phelps Core Equity Fund and Phoenix-Oakhurst Growth & Income Fund, each a "Fund" and collectively the "Funds."



                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information are fundamental policies of each Fund and may not be changed without the approval of each Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.


                             INVESTMENT RESTRICTIONS


Fundamental Policies

     The following investment restrictions constitute fundamental policies of each Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of each Fund's shareholders. The Funds may not:

 (1) With respect to 75% of their total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer.

 (2) Purchase the securities of any one issuer if immediately after such purchase a Fund would hold more than 10% of the outstanding voting securities of that issuer.

 (3) Borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33 1/3% of the market value of a Fund's total assets, so that immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Funds may not mortgage, pledge, or hypothecate in excess of 33 1/3% of the value of their total assets. The Funds will not purchase any security while borrowings representing more than 5% of their total assets are outstanding.

 (4) Act as an underwriter of securities issued by others.

 (5) Purchase real estate, real estate mortgage loans, interests in real estate limited partnerships, or interests in oil, gas or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. Government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or investment trusts that deal in real estate or interests therein; or (iii) purchase of marketable securities issued by companies or other entities or investment vehicles that engage in businesses relating to the development, exploration, mining, processing or distributing of oil, gas, or minerals.

 (6) Engage in any short-selling operations (except by selling futures contracts).

 (7) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or in connection with purchase of debt securities in accordance with a Fund's investment objective and policies.

 (8) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included within that amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Funds at any time in units or attached to securities are not subject to this restriction.

 (9) Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions, provided that the Funds may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts.

 (10) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (3) and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed delivery basis might be deemed such.

 (11) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Adviser, or any affiliates, if, immediately after such purchase or acquisition, more than 10% of the value of a Fund's total assets would be invested in such securities in the aggregate, or more than 5% in any one such security.

 (12) Purchase or retain securities of any issuer if, to the knowledge of the Funds' management, those officers and Trustees of the Funds and of its adviser, who each own beneficially more than 0.50% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

 (13) Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of a Fund would then be invested in such securities.

 (14) Invest in the securities of any one issuer if, immediately after such purchase, 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

 (15) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of a Fund's net assets would be invested in illiquid securities.

     If a percentage restriction on investment or utilization of assets as set forth is adhered to at the time an investment is made, a later change in the percentage resulting from a change in the values or costs of the Funds' assets will not be considered a violation of the restriction with the exception of the Fund's borrowing policy as described in restriction (3), above.


Investment Techniques

     The Funds may utilize the following practices or techniques in pursuing its investment objectives.

     U.S. Government Securities. For liquidity purposes, each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

     Repurchase Agreements. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

     A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

     Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.


     Securities and Index Options. The Phoenix-Oakhurst Growth & Income Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

     Writing and Purchasing Options. Call options written by the Phoenix-Oakhurst Growth & Income Fund normally will have expiration dates between three and nine months from the date written. During the option period the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.


     The exercise price of a call option written by the Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

     A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

     The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


     Limitations on Options. The Phoenix-Oakhurst Growth & Income Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.


     To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount pledged may be applied to the Fund's obligation to pledge additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

     The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.



     The Phoenix-Oakhurst Growth & Income Fund will engage in options provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options. In connection with the Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


     Risks Relating to Options. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

     Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     Risks of Options on Indices. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

     Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options on indices only subject to the limitations described above.

     Price movements in securities in the Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

     Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

     When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


     Financial Futures Contracts and Related Options. Each Fund may enter into financial futures contracts and the Phoenix-Oakhurst Growth & Income Fund may also invest in related options. Financial Futures and related options may be used to hedge against changes in the market value of a Fund's portfolio securities or securities which a Fund intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

     Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

     In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     Each Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.



     Limitations on Futures Contracts and Related Options. Each Fund may enter into futures contracts and the Phoenix-Oakhurst Growth & Income Fund may also enter into options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.


     The extent to which the Funds may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

     Risks Relating to Futures Contracts and Related Options. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. Each Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements each Fund would continue to be required to make daily margin payments. In this situation, if each Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, each Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

     The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

     Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

     Leverage. Each Fund may borrow for temporary, extraordinary or emergency purposes. Each Fund will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed. The effect of this provision is to permit the Fund to borrow up to 33 1/3% of the total assets (not including any borrowings) of the Fund. If, due to market fluctuations or other reasons, the value of the Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings, the Fund, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

     Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.



     Foreign Securities. Each Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 10% of the total assets of the Phoenix-Duff & Phelps Core Equity Fund. The Phoenix-Oakhurst Growth & Income Fund will not invest more than 20% of its total assets in foreign securities; however, under normal circumstances, no more than 10% of its total assets will be invested in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.



     The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

     Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Funds.

     ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

     Lending Portfolio Securities. In order to increase its return on investments, each Fund may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed one-third of the value of the Fund's total assets. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Each Fund does not intend to enter into such forward contracts if it would have more than 5% of the value of its net assets committed to the initial margin and option premiums on such contracts on a regular or continuous basis. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Funds' custodian bank will pledge any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund does not enter into forward contracts with a term longer than one year.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

     Each Fund may enter into futures contracts and the Growth and Income Fund may also engage in options or options on futures contracts, provided that such obligations represent no more than 20% of a Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of a Fund's net assets. To the extent required by law, the Funds will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

     Derivative Investments. In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.


Illiquid Securities
     Each Fund may invest up to 5% of its net assets in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

Investment Companies
     The fund may invest up to 10% of its assets in money market mutual funds. The fund may invest in money market mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that this fund charges. You will in effect incur a second set of fees on these fund investments.


Standard & Poor's Depositary Receipts
     The Phoenix-Oakhurst Growth & Income Fund may invest up to 5% of its assets in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDRs). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the Standard & Poor's 500 Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.



                             PERFORMANCE INFORMATION

     The Funds may, from time to time, include total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Fund and as total return of any Class or Fund.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 1000 Value Index, Russell 2000 Value Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.


     Phoenix-Duff & Phelps Core Equity Fund's annual total return since inception September 25, 1997 through August 31, 1998 for Class A Shares was (5.65)%, for Class B Shares was (6.52)% and for Class C Shares was (2.50)%. Phoenix-Oakhurst Growth & Income Fund's average annual total return since inception September 25, 1997 through August 31, 1998 for Class A Shares was 0.38%, for Class B Shares was (0.04)% and for Class C Shares was 3.67%. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.


     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

     The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     During the fiscal year ended August 31, 1998, brokerage commissions paid by the Funds totaled $226,526. Brokerage commissions of $57,711 were paid on portfolio transactions aggregating $40,570,621 and executed by brokers who provided research and other statistical and factual information.


                             THE INVESTMENT ADVISERS

     The offices of Phoenix Investment Counsel, Inc., ("PIC") are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. The offices of Duff & Phelps Investment Management Co., Inc. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. DPIM is also a subsidiary of Phoenix Investment Partners, Ltd. (previously known as Phoenix Duff & Phelps Corporation). A majority of the outstanding shares of Phoenix Investment Partners, Ltd. are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


     Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


     Philip R. McLoughlin, a director and officer of the Trust, is also a director of PIC. Michael E. Haylon, an officer of the Trust, is also a director and officer of PIC. Christian C. Bertelsen, Jeffrey Bohne, William E. Keen, III and William R. Moyer, officers of the Trust, are officers of PIC.

     The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which each receives management fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Funds' registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

     All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Advisers or any of their affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Funds), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     The investment advisory agreements provide that the Advisers shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of their duties thereunder.



     As full compensation for the services and facilities furnished to the Funds, the Advisers are entitled to a fee, payable monthly, as described in the prospectus. Total management fees for the fiscal year ended August 31, 1998 amounted to $483,988. There is no assurance that the Funds will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on each Fund will be in proportion to the averages of the aggregate daily net asset values for each class of shares for the period for which the fee had been paid.


     The advisory agreements continue in force from year to year for each Fund, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice.


                                 NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.


Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

     Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period,

Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Trust account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.


Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution services fee of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


Class A Shares -- Reduced Sales Charges

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life Mutual Insurance Company or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy;
(14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than Affiliated Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Affiliated Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Affiliated Phoenix Fund trustee or director; provided that sales made to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of an initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until completion of the investment, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of the purchases qualifies for a reduced sales charge.

     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Class B and C Shares -- Waiver of Sales Charges

     The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account;
(b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70 1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) in connection with the exercise of certain exchange privileges among Class B or Class C Shares of the Fund and Class B or Class C Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into a Affiliated Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.


Automatic Conversion of Class B Shares

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution and services fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution related expenses from the burden of such distribution related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of higher distribution and services fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution and services fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution and services fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                            INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On Class B and C Share exchanges, the CDSC schedule of the original shares purchased continues to apply.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


                              HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more.


By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.


Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.


Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current prospectus for more information.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.


                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Trust are offered in connection with the following retirement plans or programs: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing and Money Purchase Pension Plans and 403(b) Retirement Programs. Write or call Equity Planning (800) 243-4361 for further information about the plans.


                                 THE DISTRIBUTOR



     Pursuant to an Underwriting Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of DPIM, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.

     For the fiscal year ended August 31, 1998, purchasers of shares of the Funds paid aggregate sales charges of $785,324, of which the Distributor received net commissions of $116,299 for its services, the balance being paid to dealers.



     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
----------------------------------   -------------------   --------------------   -----------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


Administrative Services

     Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.


  First $200 million                            .085%
  $200 million to $400 million                  .05%
  $400 million to $600 million                  .03%
  $600 million to $800 million                  .02%
  $800 million to $1 billion                    .015%
  Greater than $1 billion                       .0125%


     Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended August 31, 1998, Equity Planning received $160,050.



                               DISTRIBUTION PLANS

     The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of each series of the Trust (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

     Pursuant to the Plans, the Funds will pay the Distributor 0.25% of the average daily net assets of the Funds for providing services to shareholders including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Plans, the Funds may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     For the fiscal year ended August 31, 1998 the Funds paid Rule 12b-1 Fees in the amount of $320,869 of which the Distributor received $189,766, W.S. Griffith & Co., an affiliate, received $15,391 and unaffiliated broker-dealers received $115,712. The Rule 12b-1 payments were used for (1) compensation to dealers ($1,489,736), (2) compensation to sales personnel ($1,161,955), (3) advertising ($577,497), (4) service costs ($104,075), (5) printing and mailing of prospectuses to other than current shareholders ($19,676) and (6) other ($226,128). The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At August 31, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $1,587,112 (equal to 1.05% of the Fund's net assets) which have been carried over into the present Class B Plan year.


     The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

     On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The National Association of Securities Dealers (the "NASD"), regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to amend the Plan.


                             MANAGEMENT OF THE TRUST

     The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


Trustees and Officers

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                               Positions Held                          Principal Occupations
Name, Address and Age          With the Trust                         During the Past 5 Years
---------------------------   ----------------   ----------------------------------------------------------------
Robert Chesek (64)            Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                 Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                           Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Vice President, Common Stock, Phoenix Home Life
                                                 Mutual Insurance Company (1980-1994). Director/Trustee, the
                                                 National Affiliated Investment Companies (until 1993).

E. Virgil Conway (69)         Trustee            Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                               present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                             New York, Inc. (1970-present), Pace University (1978-
                                                 present), Atlantic Mutual Insurance Company (1974-present),
                                                 HRE Properties (1989-present), Greater New York Councils,
                                                 Boy Scouts of America (1985-present), Union Pacific Corp.
                                                 (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                 Fund (Advisory Director) (1990-present), Centennial Insurance
                                                 Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                 present), The Harlem Youth Development Foundation (1987-
                                                 present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                 present), Realty Foundation of New York (1972-present), New
                                                 York Housing Partnership Development Corp. (Chairman)
                                                 (1981-present) and Fund Directions (Advisory Director)
                                                 (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                 present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                 Duff & Phelps Institutional Mutual Funds (1996-present).
                                                 Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                 present). Chairman, Audit Committee of the City of New York
                                                 (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                 Mortgage Securities Fund (1989-1996). Chairman, Financial
                                                 Accounting Standards Advisory Council (1992-1995).
                                                 Director/Trustee, the National Affiliated Investment Companies
                                                 (until 1993).

Harry Dalzell-Payne (69)      Trustee            Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                    Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                               Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                 Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                 National Affiliated Investment Companies (1983-1993).
                                                 Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                              Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                        Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                 Phelps Utilities Income Fund (1987-present), Duff & Phelps
                                                 Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                 Director, The Empire District Electric Company (1984-
                                                 present). Director (1989-1997), Chairman of the Board (1993-
                                                 1997), President (1989-1993), and Chief Executive Officer
                                                 (1989-1995), Phoenix Investment Partners, Ltd.

                                Positions Held                          Principal Occupations
Name, Address and Age          With the Trust                          During the Past 5 Years
----------------------------   ----------------   -----------------------------------------------------------------
Leroy Keith, Jr. (59)          Trustee            Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                                 (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                      present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                                Evergreen International Fund, Inc. (1989-present). Trustee,
                                                  Evergreem Liquid Trust, Evergreem Tax Exempt Trust,
                                                  Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                  and Master Reserves Trust. President, Morehouse College
                                                  (1987-1994). Chairman and Chief Executive Officer, Keith
                                                  Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                  Investment Companies (until 1993).

*Philip R. McLoughlin (52)     Trustee and        Chairman (1997-present), Director (1995-present), Vice
                               President          Chairman (1995-1997) and Chief Executive Officer (1995-
                                                  present), Phoenix Investment Partners, Ltd. Director (1994-
                                                  present) and Executive Vice President, Investments (1988-
                                                  present), Phoenix Home Life Mutual Insurance Company.
                                                  Director/Trustee and President, Phoenix Funds (1989-present).
                                                  Trustee and President, Phoenix-Aberdeen Series Fund and
                                                  Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                  (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                  Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                  (1995-present), Phoenix Investment Counsel, Inc. Director
                                                  (1984-present) and President (1990-present), Phoenix Equity
                                                  Planning Corporation. Director (1993-present), Chairman (1993-
                                                  present) and Chief Executive Officer (1993-1995), National
                                                  Securities & Research Corporation. Director, Phoenix Realty
                                                  Group, Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                  present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                  Realty Securities, Inc. (1994-present), PXRE Corporation
                                                  (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                  Director and Executive Vice President, Phoenix Life and Annuity
                                                  Company (1996-present). Director and Executive Vice President,
                                                  PHL Variable Insurance Company (1995-present). Director,
                                                  Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director and President, Phoenix Securities Group, Inc. (1993-1995).
                                                  Director (1992-present) and President (1992-1994), W.S. Griffith
                                                  & Co., Inc. Director, PHL Associates, Inc. (1995-present).
                                                  Director/Trustee, the National Affiliated Investment Companies
                                                  (until 1993).

Everett L. Morris (70)         Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                    Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Director, Duff &
                                                  Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                  & Phelps Utility and Corporate Bond Trust Inc. (1993-present).

                                 Positions Held                         Principal Occupations
Name, Address and Age           With the Trust                         During the Past 5 Years
-----------------------------   ----------------   ---------------------------------------------------------------
*James M. Oates (52)            Trustee            Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                                  Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                   Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                           Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                    Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                          Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                   Govett Funds (1991-present), Blue Cross and Blue Shield of
                                                   New Hampshire (1994-present), Investors Financial Service
                                                   Corporation (1995-present), Investors Bank & Trust
                                                   Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                   present) and Stifel Financial (1996-present) and Command
                                                   Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                   Housing Partnership (1998-present). Member, Chief
                                                   Executives Organization (1996-present). Director (1984-1994),
                                                   President (1984-1994) and Chief Executive Officer (1986-
                                                   1994), Neworld Bank. Director/Trustee, the National Affiliated
                                                   Investment Companies (until 1993).

*Calvin J. Pedersen (56)        Trustee            Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps                              Executive Vice President (1992-1993), Phoenix Investment
Corporation                                        Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                              Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                         Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                                  and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                   Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                   Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                   Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)          Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                       Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                 Edison Company (1978-present), Landauer, Inc. (medical
                                                   services) (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                   (diversified manufacturer) (1985-present). Member, Directors
                                                   Advisory Council, Phoenix Home Life Mutual Insurance
                                                   Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual and
                                                   Insurance Company (1972-1998). Director/Trustee, the
                                                   National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)        Trustee            Managing Director, Mullin Associates (1993-present).
102 Valley Road                                    Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                               Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present). Director/Trustee, the National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)     Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                   (1995-present), Burroughs Wellcome Fund (1996-present),
                                                   HPSC Inc. (1995-present), Duty Free International, Inc.
                                                   (1997-1998) and Compuware (1996-present). Visiting
                                                   Professor, University of Virginia (1997-present). Chairman,
                                                   Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                   of Connecticut (1991-1995).

                               Positions Held                         Principal Occupations
Name, Address and Age         With the Trust                         During the Past 5 Years
---------------------------   ----------------   ---------------------------------------------------------------
Michael E. Haylon (40)        Executive          Director and Executive Vice President--Investments, Phoenix
                              Vice               Investment Partners, Ltd. (1995-present). Executive Vice
                              President          President, Phoenix Funds (1993-present) and Phoenix-
                                                 Aberdeen Series Fund (1996-present). Executive Vice
                                                 President (1997-present), Vice President (1996-1997),
                                                 Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                 (1994-present), President (1995-present), Executive Vice
                                                 President (1994-1995), Vice President (1991-1994), Phoenix
                                                 Investment Counsel, Inc. Director (1994-present), President
                                                 (1996-present), Executive Vice President (1994-1996), Vice
                                                 President (1993-1994), National Securities & Research
                                                 Corporation. Director, Phoenix Equity Planning Corporation
                                                 (1995-present). Senior Vice President, Securities Investments,
                                                 Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                 Various other positions with Phoenix Home Life Mutual
                                                 Insurance Company (1990-1993).

Steven L. Colton (39)         Vice               Managing Director, Value Equities, Phoenix Investment
                              President          Counsel, Inc. (1997-present) and Managing Director, Value
                                                 Equities, National Securities & Research Corporation (1998-
                                                 present). Vice President, The Phoenix Edge Series Fund and
                                                 Phoenix Series Fund (1997-present). Vice President/Senior
                                                 Portfolio Manager, American Century Investment Management
                                                 (1987-1997). Portfolio Manager, American Century/Benham
                                                 Income & Growth Fund (1990-1997). Portfolio Manager,
                                                 American Century/Benham Equity Growth Fund (1991-1996).
                                                 Portfolio Manager, American Century/Benham Utilities Income
                                                 Fund (1993-1997).

William E. Keen, III (35)     Vice               Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.       President          Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                    Corporation (1996-present). Vice President, Phoenix Funds,
Enfield, CT 06083-2200                           Phoenix Duff & Phelps Institutional Mutual Funds and
                                                 Phoenix-Aberdeen Series Fund (1996-present). Assistant Vice
                                                 President, USAffinity Investments LP (1994-1995). Treasurer
                                                 and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                 Administration, SEI Corporation (1991-1994).

                             Positions Held                          Principal Occupations
Name, Address and Age       With the Trust                          During the Past 5 Years
-------------------------   ----------------   ----------------------------------------------------------------
William R. Moyer (54)       Vice               Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.     President          Investment Partners, Ltd. (1995-present). Director (1998-
P.O. Box 2200                                  present), Senior Vice President, Finance (1990-present), Chief
Enfield, CT 06083-2200                         Financial Officer (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix Equity Planning Corporation.
                                               Director (1998-present), Senior Vice President (1990-present),
                                               Chief Financial Officer (1996-present) and Treasurer (1994-
                                               present), Phoenix Investment Counsel, Inc. Director (1998-
                                               present), Senior Vice President, Finance (1993-present), Chief
                                               Financial Officer (1996-present), and Treasurer (1994-
                                               present), National Securities & Research Corporation. Senior
                                               Vice President and Chief Financial Officer, Duff & Phelps
                                               Investment Management Co. (1996-present). Vice President,
                                               Phoenix Funds (1990-present), Phoenix-Duff & Phelps
                                               Institutional Mutual Funds (1996-present) and Phoenix-
                                               Aberdeen Series Fund (1996-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-
                                               1995) and Townsend Financial Advisers, Inc. (1993-1995).
                                               Vice President, the National Affiliated Investment Companies
                                               (until 1993). Vice President, Investment Products Finance,
                                               Phoenix Home Life Mutual Insurance Company (1990-1995).

Diane L. Mustain (38)       Vice               Executive Vice President (1996-present), Senior Vice
                            President          President (1995-1996), Vice President (1993-1995), Duff &
                                               Phelps Investment Management Co.

Leonard J. Saltiel (44)     Vice               Managing Director, Operations and Service (1996-present),
                            President          Senior Vice President (1994-1996), Phoenix Equity Planning
                                               Corporation. Vice President, Phoenix Funds (1994-present),
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Investment Operations, Phoenix Home Life
                                               Mutual Insurance Company (1994-1995). Various positions
                                               with Home Life Insurance Company and Phoenix Home Life
                                               Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (46)       Treasurer          Vice President, Fund Accounting (1994-present) and Treasurer
                                               (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                               Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                               Institutional Mutual Funds (1995-present) and Phoenix-Aberdeen
                                               Series Fund (1996-present). Second Vice President and
                                               Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                               Insurance Company (1994-1995). Various positions with Phoenix
                                               Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (51)       Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                              Mutual Insurance Co. (1993-present). Vice President, Transfer
Greenfield, MA 01301                           Agent Operations (1993-1996), Vice President, Mutual Fund
                                               Customer Service (1996-present), Phoenix Equity Planning
                                               Corporation. Secretary/Clerk, Phoenix Funds (1993-present).
                                               Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                               present) and Phoenix-Aberdeen Series Fund (1996-present).
                                               Vice President, Home Life of New York Insurance Company
                                               (1984-1992).


-----------

 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

For services rendered to the Fund for the fiscal year ended August 31, 1998, the Trustees received aggregate remuneration of $23,203.

     For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Advisers or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.


     For the Funds' last fiscal year, the Trustees received the following compensation:




                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                  $1,982                                                        $59,750
                                                     None                  None
E. Virgil Conway+              $2,651              for any               for any             $78,000
                                                   Trustee               Trustee
Harry Dalzell-Payne+           $2,363                                                        $70,500
Francis E. Jeffries            $2,029                                                        $60,000
Leroy Keith, Jr.               $2,099                                                        $62,250
Philip R. McLoughlin+          $    0                                                        $     0
Everett L. Morris+             $2,293                                                        $69,000
James M. Oates+                $2,293                                                        $68,250
Calvin Pedersen                $    0                                                        $     0
Herbert Roth, Jr.+             $2,721                                                        $80,500
Richard E. Segerson            $2,386                                                        $70,750
Lowell P. Weicker, Jr.         $2,386                                                        $70,000




*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At October 1, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $122,231.42, $131,172.55 and $145,070.99, respectively. At present, by agreement among the Trust, the Distributor and the electing director, director fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.



+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.



At December 14, 1998, the Trustees and Officers as a group owned less than 1% of the outstanding shares of the Trust.



Principal Shareholders


     The following table sets forth information as of December 14, 1998 with respect to each person who owns of record or is known by the Funds to own of record or beneficially own 5% or more of any class of each Fund's equity securities.




Name of Shareholder                      Class       Number of Shares     Percent of Class
-------------------                      -----       ----------------     ----------------
Core Equity Fund

Phoenix Home Life                        Class A         1,458,027.138           42.37%
 56 Prospect St.
 Hartford, CT 06103-2818

Bank of New York Cust                    Class A           408,812.687           11.88%
 for Equity League Pension Trust Fund
 FBO Amivest Corp Discretionary
 Investment Advisor
 1 Wall St 9th Fl
 New York, NY 10005-2501

Name of Shareholder                   Class       Number of Shares     Percent of Class
-----------------------------------   ---------   ------------------   -----------------
Bank of New York Cust                 Class A          293,152.809            8.52%
 FBO Amer Fed of Mus & Employer PE
 Fund-Amivest Corp Dis Inv Mngr
 1 Wall St 2nd Fl
 New York, NY 10005-2501

MLPF&S For The Sole                   Class B          491,869.733           65.30%
 Benefit of its Customers
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl
 Jacksonville, FL 32246-6484

MLPF&S For The Sole                   Class C          224,047.119           82.21%
 Benefit of its Customers
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl
 Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette             Class C           14,590.347            5.35%
 Securities Corporation Inc.
 PO Box 2052
 Jersey City, NJ 07303-2052

Phoenix Growth & Income Fund

MLPF&S For The Sole                   Class B          469,035.114           11.46%
 Benefit of its Customers
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl
 Jacksonville, FL 32246-6484

MLPF&S For The Sole                   Class C          160,484.376            9.79%
 Benefit of its Customers
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl
 Jacksonville, FL 32246-6484


                                OTHER INFORMATION

Capital Stock

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution plan fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders of mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust would be unable to meet its obligations.


Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Funds' assets (the "Custodian"). Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $14.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


Report to Shareholders

     The fiscal year of the Funds end on August 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.


Financial Statements

     The Financial Statements for the Fund's fiscal year ended August 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PHOENIX CORE EQUITY FUND
- ------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 1998

                                                   SHARES         VALUE
                                                ------------  -------------
COMMON STOCKS--98.4%
BANKS (MAJOR REGIONAL)--2.0%
  Fleet Financial Group, Inc.......                    9,800  $     642,512
                                                              -------------
BANKS (MONEY CENTER)--5.2%
  Chase Manhattan Corp.............                    8,300        439,900
  NationsBank Corp.................                   21,628      1,232,796
                                                              -------------
                                                                  1,672,696
                                                              -------------
BEVERAGES (NON-ALCOHOLIC)--1.2%
  PepsiCo, Inc.....................                   14,000        387,625
                                                              -------------
BUILDING MATERIALS--3.0%
  Masco Corp.......................                   41,400        952,200
                                                              -------------
CHEMICALS--2.3%
  Du Pont (E.I.) de Nemours &
    Co.............................                   12,700        732,631
                                                              -------------
COMPUTERS (HARDWARE)--3.1%
  Compaq Computer Corp.............                   35,550        993,178
                                                              -------------
COMPUTERS (NETWORKING)--2.7%
  Cisco Systems, Inc. (b)..........                   10,675        874,016
                                                              -------------
COMPUTERS (SOFTWARE & SERVICES)--1.3%
  Microsoft Corp. (b)..............                    4,200        402,938
                                                              -------------
CONSUMER FINANCE--1.3%
  Household International, Inc.....                   11,486        424,264
                                                              -------------
ELECTRICAL EQUIPMENT--3.1%
  Emerson Electric Co..............                   17,250        983,250
                                                              -------------
ELECTRONICS (DEFENSE)--2.2%
  Raytheon Co. Class A.............                   16,100        721,481
                                                              -------------
ENTERTAINMENT--1.0%
  Walt Disney Co. (The)............                   11,300        310,044
                                                              -------------
FINANCIAL (DIVERSIFIED)--4.8%
  Fannie Mae.......................                    7,900        448,819
  MGIC Investment Corp.............                   26,500      1,099,750
                                                              -------------
                                                                  1,548,569
                                                              -------------
HEALTH CARE (DIVERSIFIED)--4.1%
  American Home Products Corp......                   26,400      1,323,300
                                                              -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--6.4%
  Lilly (Eli) & Co.................                   17,600      1,152,800
  Schering-Plough Corp.............                   10,500        903,000
                                                              -------------
                                                                  2,055,800
                                                              -------------
HEALTH CARE (LONG TERM CARE)--2.9%
  HEALTHSOUTH Corp. (b)............                   48,700        922,256
                                                              -------------

                                                   SHARES         VALUE
                                                ------------  -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--3.6%
  Medtronic, Inc...................                   22,400  $   1,150,800
                                                              -------------
INSURANCE (MULTI-LINE)--1.9%
  Hartford Financial Services
    Group, Inc.....................                   13,400        599,650
                                                              -------------
INSURANCE (PROPERTY-CASUALTY)--2.4%
  Allstate Corp....................                   20,600        772,500
                                                              -------------
INSURANCE BROKERS--1.1%
  Marsh & McLennan Companies,
    Inc............................                    7,400        358,900
                                                              -------------
LODGING-HOTELS--2.6%
  Marriott International, Inc.
    Class A........................                   29,300        822,231
                                                              -------------
MANUFACTURING (DIVERSIFIED)--1.0%
  Corning, Inc.....................                   13,150        323,819
                                                              -------------
OFFICE EQUIPMENT & SUPPLIES--2.6%
  Pitney Bowes, Inc................                   17,000        843,625
                                                              -------------
OIL & GAS (DRILLING & EQUIPMENT)--1.7%
  Cooper Cameron Corp. (b).........                    6,900        146,625
  Halliburton Co...................                   14,750        391,797
                                                              -------------
                                                                    538,422
                                                              -------------
PERSONAL CARE--4.0%
  Avon Products, Inc...............                   15,350        965,131
  Gillette Co......................                    8,000        329,000
                                                              -------------
                                                                  1,294,131
                                                              -------------
RESTAURANTS--3.2%
  McDonald's Corp..................                   18,100      1,014,731
                                                              -------------
RETAIL (BUILDING SUPPLIES)--2.1%
  Home Depot, Inc..................                   17,800        685,300
                                                              -------------
RETAIL (DEPARTMENT STORES)--3.3%
  Federated Department Stores, Inc.
    (b)............................                   24,300      1,058,569
                                                              -------------
RETAIL (FOOD CHAINS)--3.0%
  Albertson's, Inc.................                   19,000        960,688
                                                              -------------
RETAIL (GENERAL MERCHANDISE)--2.9%
  Dayton Hudson Corp...............                   26,100        939,600
                                                              -------------
SAVINGS & LOAN COMPANIES--3.6%
  Washington Mutual, Inc...........                   35,900      1,148,800
                                                              -------------
SERVICES (COMMERCIAL & CONSUMER)--4.6%
  Service Corporation
    International..................                   43,750      1,482,031
                                                              -------------
SERVICES (DATA PROCESSING)--2.7%
  First Data Corp..................                   42,550        880,253
                                                              -------------

4                      See Notes to Financial Statements

PHOENIX CORE EQUITY FUND
- ------------------------------------------------------

                                                   SHARES         VALUE
                                                ------------  -------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.3%
  WorldCom, Inc. (b)...............                   26,050  $   1,066,422
                                                              -------------
TELEPHONE--2.2%
  Ameritech Corp...................                    7,100        334,588
  Bell Atlantic Corp...............                    8,600        379,475
                                                              -------------
                                                                    714,063
                                                              -------------
TOTAL COMMON STOCKS
  (Identified cost $36,226,495).............................     31,601,295
                                                              -------------
TOTAL LONG-TERM INVESTMENTS--98.4%
  (Identified cost $36,226,495).............................     31,601,295
                                                              -------------
                                                   SHARES         VALUE
                                                ------------  -------------

SHORT-TERM OBLIGATIONS--0.7%
MONEY MARKET MUTUAL FUNDS--0.7%
  State Street Global Advisors
    Money Market Fund (5.49% seven
    day effective yield)...........                  217,993  $     217,993
                                                              -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $217,993)................................        217,993
                                                              -------------

TOTAL INVESTMENTS--99.1%
  (Identified cost $36,444,488).............................     31,819,288(a)
  Cash and receivables, less liabilities--0.9%..............        277,694
                                                              -------------
NET ASSETS--100.0%..........................................  $  32,096,982
                                                              -------------
                                                              -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $734,670 and gross depreciation of $5,383,672 for federal income tax purposes. At August 31, 1998, the aggregate cost of securities for federal income tax purposes was $36,468,290.
(b)  Non-income producing.

                       See Notes to Financial Statements                       5

PHOENIX CORE EQUITY FUND
- ------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

ASSETS
Investment securities at value
  (Identified cost $36,444,488)                                 $31,819,288
Cash                                                                     64
Receivables
  Investment securities sold                                        471,345
  Fund shares sold                                                  289,348
  Dividends and interest                                             41,879
  Receivable from adviser                                            41,182
Prepaid expenses                                                      5,018
                                                              -------------
    Total assets                                                 32,668,124
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   415,801
  Fund shares repurchased                                            58,573
  Distribution fee                                                   14,304
  Transfer agent fee                                                 11,200
  Trustees' fee                                                       8,156
  Financial agent fee                                                 6,363
Accrued expenses                                                     56,745
                                                              -------------
    Total liabilities                                               571,142
                                                              -------------
NET ASSETS                                                      $32,096,982
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $36,412,543
Undistributed net investment income                                  10,231
Accumulated net realized gain                                       299,408
Net unrealized depreciation                                      (4,625,200)
                                                              -------------
NET ASSETS                                                      $32,096,982
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,682,744)                2,298,064
Net asset value per share                                             $9.87
Offering price per share $9.87/(1-4.75%)                             $10.36
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,801,334)                   693,145
Net asset value and offering price per share                          $9.81
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,513,925)                   256,120
Net asset value and offering price per share                          $9.82
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $98,979)                       10,032
Net asset value per share                                             $9.87
Offering price per share $9.87/(1-3.50%)                             $10.23

                            STATEMENT OF OPERATIONS
                       FROM INCEPTION SEPTEMBER 25, 1997
                               TO AUGUST 31, 1998

INVESTMENT INCOME
Dividends                                                     $    190,936
Interest                                                            25,788
                                                              ------------
    Total investment income                                        216,724
                                                              ------------

EXPENSES
Investment advisory fee                                            128,133
Distribution fee--Class A                                           29,782
Distribution fee--Class B                                           37,289
Distribution fee--Class C                                           13,369
Distribution fee--Class M                                              529
Financial agent fee                                                 72,100
Registration                                                        91,657
Transfer agent                                                      75,647
Custodian                                                           23,134
Printing                                                            21,253
Professional                                                        21,159
Trustees                                                            20,069
Miscellaneous                                                        8,387
                                                              ------------
    Total expenses                                                 542,508
    Less expenses borne by investment adviser                     (290,700)
                                                              ------------
    Net expenses                                                   251,808
                                                              ------------
NET INVESTMENT LOSS                                                (35,084)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    299,408
Net change in unrealized appreciation (depreciation) on
  investments                                                   (4,625,200)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (4,325,792)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (4,360,876)
                                                              ------------
                                                              ------------

6                      See Notes to Financial Statements

PHOENIX CORE EQUITY FUND
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          FROM INCEPTION
                                                                                      SEPTEMBER 25, 1997 TO
                                                                                         AUGUST 31, 1998
                                                                                      ----------------------
FROM OPERATIONS
  Net investment loss                                                                     $      (35,084)
  Net realized gain                                                                              299,408
  Net change in unrealized appreciation (depreciation)                                        (4,625,200)
                                                                                      ----------------------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            (4,360,876)
                                                                                      ----------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of net investment income--Class A                                                    (25,288)
  In excess of net investment income--Class B                                                     (5,118)
  In excess of net investment income--Class C                                                     (1,736)
  In excess of net investment income--Class M                                                       (233)
                                                                                      ----------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (32,375)
                                                                                      ----------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,412,970 shares)                                            26,993,822
  Net asset value of shares issued from reinvestment of distributions (2,335 shares)              23,837
  Cost of shares repurchased (117,241 shares)                                                 (1,316,501)
                                                                                      ----------------------
  Total                                                                                       25,701,158
                                                                                      ----------------------
CLASS B
  Proceeds from sales of shares (716,086 shares)                                               8,046,048
  Net asset value of shares issued from reinvestment of distributions (166 shares)                 1,696
  Cost of shares repurchased (23,107 shares)                                                    (279,158)
                                                                                      ----------------------
  Total                                                                                        7,768,586
                                                                                      ----------------------
CLASS C
  Proceeds from sales of shares (279,432 shares)                                               3,172,538
  Net asset value of shares issued from reinvestment of distributions (85 shares)                    865
  Cost of shares repurchased (23,397 shares)                                                    (253,111)
                                                                                      ----------------------
  Total                                                                                        2,920,292
                                                                                      ----------------------
CLASS M
  Proceeds from sales of shares (10,123 shares)                                                  101,258
  Net asset value of shares issued from reinvestment of distributions (23 shares)                    233
  Cost of shares repurchased (114 shares)                                                         (1,294)
                                                                                      ----------------------
  Total                                                                                          100,197
                                                                                      ----------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                              36,490,233
                                                                                      ----------------------
  NET INCREASE IN NET ASSETS                                                                  32,096,982

NET ASSETS
  Beginning of period                                                                                  0
                                                                                      ----------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $10,231)                $   32,096,982
                                                                                      ----------------------
                                                                                      ----------------------

                       See Notes to Financial Statements                       7

PHOENIX CORE EQUITY FUND
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                             CLASS A          CLASS B          CLASS C          CLASS M
                                          --------------   --------------   --------------   --------------
                                          FROM INCEPTION   FROM INCEPTION   FROM INCEPTION   FROM INCEPTION
                                            9/25/97 TO       9/25/97 TO       9/25/97 TO       9/25/97 TO
                                             8/31/98          8/31/98          8/31/98          8/31/98
                                          --------------   --------------   --------------   --------------
Net asset value, beginning of period         $ 10.00           $10.00           $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS(1)
  Net investment income (loss)                  0.00(2)(3)      (0.08)(2)(3)      (0.08)(2)(3)      (0.01)(2)(3)
  Net realized and unrealized gain
    (loss)                                     (0.09)           (0.08)           (0.07)           (0.10)
                                             -------           ------           ------           ------
    TOTAL FROM INVESTMENT OPERATIONS           (0.09)           (0.16)           (0.15)           (0.11)
                                             -------           ------           ------           ------
LESS DISTRIBUTIONS
  Dividends from net realized gains               --               --               --               --
  In excess of net investment income           (0.04)           (0.03)           (0.03)           (0.02)
                                             -------           ------           ------           ------
    TOTAL DISTRIBUTIONS                        (0.04)           (0.03)           (0.03)           (0.02)
                                             -------           ------           ------           ------
Change in net asset value                      (0.13)           (0.19)           (0.18)           (0.13)
                                             -------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD               $  9.87           $ 9.81           $ 9.82           $ 9.87
                                             -------           ------           ------           ------
                                             -------           ------           ------           ------
Total return(4)                                (0.93%)(5)       (1.61%)(5)       (1.52%)(5)       (1.08%)(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $22,683           $6,801           $2,514              $99

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            1.25%(6)         2.00%(6)         2.00%(6)         1.50%(6)
  Net investment income (loss)                  0.02%(6)        (0.73%)(6)       (0.73%)(6)       (0.12%)(6)
Portfolio turnover                                83%(5)           83%(5)           83%(5)           83%(5)

(1) Distributions are made in accordance with the Prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(2) Computed using average shares outstanding.
(3) Includes reimbursement of operating expenses by investment adviser of $0.19, $0.19, $0.19 and $0.19, respectively.
(4) Maximum sales charges are not reflected in the total return calculation.
(5) Not annualized.
(6) Annualized.

8                      See Notes to Financial Statements

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 1998

                                              SHARES         VALUE
                                           ------------  -------------
COMMON STOCKS--92.3%
AEROSPACE/DEFENSE--1.1%
  AAR Corp....................                   2,900   $      64,162
  Cordant Technologies Corp.,
    Inc.......................                   8,100         288,562
  General Dynamics Corp.......                  10,300         489,894
  Sundstrand Corp.............                   9,700         441,956
                                                         -------------
                                                             1,284,574
                                                         -------------
AGRICULTURAL PRODUCTS--0.2%
  Archer-Daniels-Midland
    Co........................                  18,900         283,500
                                                         -------------
AIRLINES--0.9%
  AMR Corp. (b)...............                  15,300         833,850
  ASA Holdings, Inc...........                   1,100          37,675
  Alaska Air Group, Inc.
    (b).......................                   3,100         120,706
  Continental Airlines, Inc.
    Class B (b)...............                   2,500         103,125
  U.S. Airways Group, Inc.
    (b).......................                     600          34,950
                                                         -------------
                                                             1,130,306
                                                         -------------
ALUMINUM--0.1%
  Aluminum Company of
    America...................                   2,600         155,675
                                                         -------------
AUTOMOBILES--2.7%
  Chrysler Corp...............                  24,000       1,071,000
  Ford Motor Co...............                  48,400       2,129,600
                                                         -------------
                                                             3,200,600
                                                         -------------
BANKS (MAJOR REGIONAL)--3.3%
  Banc One Corp...............                  29,300       1,113,400
  BankBoston Corp.............                   6,300         224,831
  Fleet Financial Group,
    Inc.......................                   4,700         308,144
  PNC Bank Corp...............                   5,200         223,600
  SunTrust Banks, Inc.........                  12,900         722,400
  Wells Fargo & Co............                   5,000       1,409,375
                                                         -------------
                                                             4,001,750
                                                         -------------
BANKS (MONEY CENTER)--6.8%
  BankAmerica Corp............                   9,000         576,562
  Bankers Trust Corp..........                   3,200         237,800
  Chase Manhattan Corp........                  50,100       2,655,300
  First Chicago NBD Corp......                  11,400         722,475
  First Union Corp............                  43,100       2,090,350
  NationsBank Corp............                  31,300       1,784,100
                                                         -------------
                                                             8,066,587
                                                         -------------
BEVERAGES (ALCOHOLIC)--0.1%
  Canandaigua Brands, Inc.
    Class A (b)...............                   1,600          66,800
  Coors (Adolph) Co. Class
    B.........................                   2,000          82,500
                                                         -------------
                                                               149,300
                                                         -------------

                                              SHARES         VALUE
                                           ------------  -------------
BEVERAGES (NON-ALCOHOLIC)--0.6%
  Coca-Cola Co................                   1,000   $      65,125
  PepsiCo, Inc................                  22,000         609,125
                                                         -------------
                                                               674,250
                                                         -------------
BIOTECHNOLOGY--0.3%
  Amgen, Inc. (b).............                   5,300         322,637
                                                         -------------
BUILDING MATERIALS--0.6%
  Fleetwood Enterprises,
    Inc.......................                   8,300         277,531
  Lafarge Corp................                   7,200         205,650
  Southdown, Inc..............                     100           4,225
  Vulcan Materials Co.........                   2,500         278,750
                                                         -------------
                                                               766,156
                                                         -------------
CHEMICALS--0.1%
  Dow Chemical Co.............                   1,700         132,600
                                                         -------------
CHEMICALS (DIVERSIFIED)--0.6%
  Goodrich (B.F.) Co..........                  20,200         546,662
  Lyondell Chemical Co........                   9,500         204,844
                                                         -------------
                                                               751,506
                                                         -------------
CHEMICALS (SPECIALTY)--0.5%
  Engelhard Corp..............                  17,400         319,725
  International Speciality
    Products, Inc. (b)........                  14,500         222,031
                                                         -------------
                                                               541,756
                                                         -------------
COMMUNICATIONS EQUIPMENT--1.2%
  CIENA Corp. (b).............                   5,500         154,687
  Level One Communications,
    Inc. (b)..................                   1,300          22,669
  Lucent Technologies, Inc....                  16,000       1,134,000
  QUALCOMM, Inc. (b)..........                     600          26,362
  Vitesse Semiconductor Corp.
    (b).......................                   2,000          54,250
                                                         -------------
                                                             1,391,968
                                                         -------------
COMPUTERS (HARDWARE)--2.6%
  Apple Computer, Inc. (b)....                  17,000         530,187
  Compaq Computer Corp........                  18,500         516,844
  Dell Computer Corp. (b).....                   7,000         700,000
  Hewlett-Packard Co..........                   3,700         179,681
  International Business
    Machines Corp.............                   8,700         979,837
  Sun Microsystems, Inc.
    (b).......................                   4,800         190,200
                                                         -------------
                                                             3,096,749
                                                         -------------
COMPUTERS (NETWORKING)--0.9%
  Cisco Systems, Inc. (b).....                  11,900         974,312
  FORE Systems, Inc. (b)......                   5,400          93,150
  Xylan Corp. (b).............                   3,900          59,475
                                                         -------------
                                                             1,126,937
                                                         -------------

12                     See Notes to Financial Statements

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                                              SHARES         VALUE
                                           ------------  -------------
COMPUTERS (PERIPHERALS)--0.5%
  EMC Corp. (b)...............                  11,400   $     515,137
  Storage Technology Corp.
    (b).......................                   2,700          58,725
                                                         -------------
                                                               573,862
                                                         -------------
COMPUTERS (SOFTWARE & SERVICES)--5.3%
  Autodesk, Inc...............                  11,200         261,800
  Cadence Design Systems, Inc.
    (b).......................                  13,400         283,075
  Computer Associates
    International, Inc........                   6,300         170,100
  Computer Horizons Corp.
    (b).......................                   3,900          91,162
  Compuware Corp. (b).........                   3,200         145,400
  Comverse Technology, Inc.
    (b).......................                   5,600         215,600
  Electronic Arts, Inc. (b)...                   2,300          87,687
  Learning Co., Inc. (The)
    (b).......................                   8,000         141,500
  Mastech Corp. (b)...........                   1,900          39,009
  Microsoft Corp. (b).........                  34,700       3,329,031
  Oracle Corp. (b)............                  17,700         352,894
  PeopleSoft, Inc. (b)........                   4,100         115,312
  Platinum Technology, Inc.
    (b).......................                   4,800          90,000
  Siebel Systems, Inc. (b)....                   3,500          65,625
  Sterling Software, Inc.
    (b).......................                  10,100         207,681
  Symantec Corp. (b)..........                   7,700         126,087
  Synopsys, Inc. (b)..........                   8,300         216,837
  Systems & Computer
    Technology Corp. (b)......                   4,800          65,400
  Unisys Corp. (b)............                  21,400         383,862
                                                         -------------
                                                             6,388,062
                                                         -------------
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--0.0%
  Zale Corp. (b)..............                     800          18,400
                                                         -------------
CONSUMER FINANCE--0.0%
  Countrywide Credit
    Industries, Inc...........                   1,500          56,156
                                                         -------------
DISTRIBUTORS (FOOD & HEALTH)--0.6%
  AmeriSource Health Corp.
    Class A (b)...............                   2,400         112,950
  Bergen Brunswig Corp. Class
    A.........................                   4,400         150,150
  Cardinal Health, Inc........                   4,300         376,250
  Rexall Sundown, Inc. (b)....                   4,500          82,125
                                                         -------------
                                                               721,475
                                                         -------------
ELECTRIC COMPANIES--6.1%
  Baltimore Gas and Electric
    Co........................                  26,000         801,125
  Central & Southwest Corp....                  11,500         300,437
  DTE Energy Co...............                  48,600       2,047,275
  Edison International........                  23,400         665,437
  Houston Industries, Inc.....                  20,100         579,131
  LG&E Energy Corp............                  62,100       1,591,312
  Minnesota Power, Inc........                  24,700       1,051,294
  Public Service Enterprise
    Group, Inc................                   7,300         267,362
                                                         -------------
                                                             7,303,373
                                                         -------------
ELECTRICAL EQUIPMENT--0.9%
  General Electric Co.........                  14,000       1,120,000
                                                         -------------
                                              SHARES         VALUE
                                           ------------  -------------
ELECTRONICS (INSTRUMENTATION)--0.4%
  EG&G, Inc...................                  18,200   $     426,562
                                                         -------------
ELECTRONICS (SEMICONDUCTORS)--0.7%
  Intel Corp..................                  11,500         818,656
                                                         -------------
ENGINEERING & CONSTRUCTION--0.2%
  Fluor Corp..................                   5,500         217,594
                                                         -------------
ENTERTAINMENT--0.2%
  Viacom, Inc. Class B (b)....                   4,800         238,200
                                                         -------------
FINANCIAL (DIVERSIFIED)--4.5%
  Fannie Mae..................                  52,500       2,982,656
  Freddie Mac.................                   6,800         268,600
  Morgan Stanley Dean Witter &
    Co........................                  36,000       2,090,250
                                                         -------------
                                                             5,341,506
                                                         -------------
FOODS--3.9%
  Dole Food Co., Inc..........                   3,100         134,075
  Earthgrains Co..............                   9,000         247,500
  General Mills, Inc..........                  13,400         876,862
  Hormel Foods Corp...........                  23,000         633,938
  Interstate Bakeries Corp....                  18,400         479,550
  Quaker Oats Co..............                  32,500       1,726,563
  Suiza Foods Corp. (b).......                   2,300         111,263
  Universal Foods Corp........                  18,900         399,263
                                                         -------------
                                                             4,609,014
                                                         -------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.1%
  International Game
    Technology................                   8,400         162,750
                                                         -------------
HEALTH CARE (DIVERSIFIED)--1.6%
  Bristol-Myers Squibb Co.....                   7,400         724,275
  Johnson & Johnson...........                   1,600         110,400
  Mallinckrodt, Inc...........                     800          18,300
  Mylan Laboratories, Inc.....                   5,000         114,375
  Warner-Lambert Co...........                  14,600         952,650
                                                         -------------
                                                             1,920,000
                                                         -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--5.5%
  American Home Products
    Corp......................                     800          40,100
  Barr Laboratories, Inc.
    (b).......................                   3,300          84,563
  Biogen, Inc. (b)............                     500          23,125
  Genentech, Inc. (b).........                  17,700       1,168,200
  ICN Pharmaceuticals, Inc....                   5,700          87,638
  Lilly (Eli) & Co............                  17,700       1,159,350
  Medicis Pharmaceutical Corp.
    Class A (b)...............                   4,000         131,000
  Merck & Co., Inc............                   2,600         301,438
  Pfizer, Inc.................                  18,800       1,748,400
  Schering-Plough Corp........                  21,200       1,823,200
  Watson Pharmaceuticals, Inc.
    (b).......................                     600          27,038
                                                         -------------
                                                             6,594,052
                                                         -------------

                       See Notes to Financial Statements                      13

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                                              SHARES         VALUE
                                           ------------  -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.9%
  HBO & Co....................                  30,800   $     654,500
  Integrated Health Services,
    Inc.......................                   1,600          31,000
  PacifiCare Health Systems,
    Inc. Class B (b)..........                   5,900         371,700
                                                         -------------
                                                             1,057,200
                                                         -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.6%
  Allegiance Corp.............                  12,800         361,600
  Allergan, Inc...............                   8,400         396,900
  Arterial Vascular
    Engineering, Inc. (b).....                   4,900         171,500
  Genzyme Corp. (b)...........                   1,000          27,000
  Guidant Corp................                   5,800         358,150
  Hillenbrand Industries,
    Inc.......................                   9,300         498,131
  IDEXX Laboratories, Inc.
    (b).......................                   8,300         145,250
                                                         -------------
                                                             1,958,531
                                                         -------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  Total Renal Care Holdings,
    Inc. (b)..................                   5,300         100,700
                                                         -------------
HOMEBUILDING--0.2%
  Centex Corp.................                   4,600         162,725
  Pulte Corp..................                   1,400          40,425
                                                         -------------
                                                               203,150
                                                         -------------
HOUSEHOLD FURN. & APPLIANCES--0.9%
  Maytag Corp.................                   4,200         181,125
  Whirlpool Corp..............                  17,200         853,550
                                                         -------------
                                                             1,034,675
                                                         -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--0.7%
  Procter & Gamble Co.........                  11,300         864,450
                                                         -------------
HOUSEWARES--0.4%
  Fortune Brands, Inc.........                  16,000         441,000
                                                         -------------
INSURANCE (LIFE/HEALTH)--0.3%
  Equitable Companies, Inc....                   5,900         337,406
                                                         -------------
INSURANCE (MULTI-LINE)--3.7%
  CIGNA Corp..................                  10,100         587,694
  Conseco, Inc................                   2,600          71,825
  Lincoln National Corp.......                  20,200       1,737,200
  Travelers Group, Inc........                  46,800       2,076,750
                                                         -------------
                                                             4,473,469
                                                         -------------
INSURANCE (PROPERTY-CASUALTY)--1.8%
  Allstate Corp...............                  57,800       2,167,500
                                                         -------------
INSURANCE BROKERS--0.2%
  Gallagher (Arthur J.) &
    Co........................                   7,800         288,600
                                                         -------------
INVESTMENT BANKING/BROKERAGE--0.5%
  Bear Stearns Companies, Inc.
    (The).....................                   4,600         169,913
  Lehman Brothers Holdings,
    Inc.......................                   4,300         169,313
  Merrill Lynch & Co., Inc....                   1,000          66,000
                                              SHARES         VALUE
                                           ------------  -------------
INVESTMENT BANKING/BROKERAGE--CONTINUED
  Paine Webber Group, Inc.....                   4,500   $     156,375
                                                         -------------
                                                               561,601
                                                         -------------
IRON & STEEL--0.7%
  Bethlehem Steel Corp. (b)...                   5,000          35,938
  Harsco Corp.................                  22,700         832,806
                                                         -------------
                                                               868,744
                                                         -------------
MACHINERY (DIVERSIFIED)--1.0%
  Caterpillar, Inc............                   8,900         375,469
  Deere & Co..................                   6,200         204,213
  Ingersoll-Rand Co...........                  15,300         608,175
  McDermott International,
    Inc.......................                   2,200          44,138
                                                         -------------
                                                             1,231,995
                                                         -------------
MANUFACTURING (DIVERSIFIED)--3.3%
  AlliedSignal, Inc...........                  11,800         404,888
  Pentair, Inc................                   4,500         125,438
  Thermo Electron Corp. (b)...                   4,600          74,750
  Tredegar Industries, Inc....                  15,900         256,388
  Tyco International Ltd......                  13,600         754,800
  United Technologies Corp....                  32,800       2,380,050
                                                         -------------
                                                             3,996,314
                                                         -------------
NATURAL GAS--0.7%
  Sempra Energy...............                  22,000         559,625
  UGI Corp....................                  10,300         226,600
                                                         -------------
                                                               786,225
                                                         -------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
  Lexmark International Group,
    Inc. Class A (b)..........                     400          24,225
  Pitney Bowes, Inc...........                   4,300         213,388
  United Stationers, Inc.
    (b).......................                   3,000         177,750
                                                         -------------
                                                               415,363
                                                         -------------
OIL (DOMESTIC INTEGRATED)--0.1%
  USX-Marathon Group..........                   6,100         158,600
                                                         -------------
OIL (INTERNATIONAL INTEGRATED)--1.4%
  Chevron Corp................                   3,000         222,188
  Exxon Corp..................                  22,000       1,439,625
                                                         -------------
                                                             1,661,813
                                                         -------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Diamond Offshore Drilling,
    Inc.......................                   1,900          39,663
  Dresser Industries, Inc.....                   3,100          79,244
  ENSCO International, Inc....                   2,500          26,250
  Schlumberger Ltd............                   6,300         276,019
  Tidewater, Inc..............                   2,500          52,500
  Transocean Offshore, Inc....                  12,700         311,944
  Varco International, Inc.
    (b).......................                  16,700         118,988
                                                         -------------
                                                               904,608
                                                         -------------

14                     See Notes to Financial Statements

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                                              SHARES         VALUE
                                           ------------  -------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.0%
  MDU Resources Group, Inc....                   1,800   $      46,013
                                                         -------------
OIL & GAS (REFINING & MARKETING)--0.9%
  Imperial Oil Ltd............                  10,100         142,663
  Piedmont Natural Gas Co.,
    Inc.......................                  25,400         715,963
  Sun Co., Inc................                   6,800         224,825
                                                         -------------
                                                             1,083,451
                                                         -------------
PHOTOGRAPHY/IMAGING--1.4%
  Eastman Kodak Co............                  15,900       1,242,188
  Xerox Corp..................                   5,300         465,406
                                                         -------------
                                                             1,707,594
                                                         -------------
PUBLISHING (NEWSPAPERS)--0.1%
  Gannett Co., Inc............                     700          41,300
  Hollinger International,
    Inc.......................                   5,500          77,000
                                                         -------------
                                                               118,300
                                                         -------------
REITS--0.1%
  Meditrust Companies.........                  10,000         155,000
                                                         -------------
RETAIL (BUILDING SUPPLIES)--0.4%
  Home Depot, Inc.............                   7,800         300,300
  Hughes Supply, Inc..........                   1,000          27,250
  Lowe's Companies, Inc.......                   5,500         192,844
                                                         -------------
                                                               520,394
                                                         -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.2%
  Best Buy Co., Inc. (b)......                   3,400         133,875
  CHS Electronics, Inc. (b)...                   5,600          70,700
                                                         -------------
                                                               204,575
                                                         -------------
RETAIL (DEPARTMENT STORES)--0.0%
  Penney (J.C.) Co., Inc......                     500          24,781
                                                         -------------
RETAIL (FOOD CHAINS)--0.2%
  Albertson's, Inc............                   4,800         242,700
                                                         -------------
RETAIL (GENERAL MERCHANDISE)--2.5%
  Dayton Hudson Corp..........                   2,800         100,800
  Fingerhut Companies, Inc....                   4,200         101,850
  Kmart Corp. (b).............                  22,200         283,050
  Office Depot, Inc. (b)......                   6,100         155,550
  Ross Stores, Inc............                   7,000         254,625
  Wal-Mart Stores, Inc........                  34,800       2,044,500
                                                         -------------
                                                             2,940,375
                                                         -------------
RETAIL (SPECIALTY)--0.1%
  Michaels Stores, Inc. (b)...                   1,700          39,950
  Republic Industries, Inc.
    (b).......................                   1,800          31,838
                                                         -------------
                                                                71,788
                                                         -------------
                                              SHARES         VALUE
                                           ------------  -------------

RETAIL (SPECIALTY-APPAREL)--0.7%
  Limited, Inc................                  16,200   $     338,175
  Payless ShoeSource, Inc.
    (b).......................                   3,200         131,600
  TJX Companies, Inc..........                  13,700         305,681
                                                         -------------
                                                               775,456
                                                         -------------
SERVICES (ADVERTISING/MARKETING)--0.2%
  Snyder Communication, Inc.
    (b).......................                   3,600         108,450
  True North Communications,
    Inc.......................                   3,800          86,450
                                                         -------------
                                                               194,900
                                                         -------------
SERVICES (COMMERCIAL & CONSUMER)--1.8%
  Deluxe Corp.................                  39,300       1,139,700
  Hawaiian Electric
    Industries, Inc...........                  12,400         465,775
  Hertz Corp. Class A.........                   4,100         154,775
  Interim Services, Inc.
    (b).......................                   2,500          51,250
  Ogden Corp..................                   1,200          27,675
  Viad Corp...................                  12,200         253,150
                                                         -------------
                                                             2,092,325
                                                         -------------
SERVICES (COMPUTER SYSTEMS)--0.3%
  NCR Corp. (b)...............                  11,200         296,100
  Zebra Technologies Corp.
    (b).......................                   1,900          59,019
                                                         -------------
                                                               355,119
                                                         -------------
SPECIALTY PRINTING--0.1%
  Bowne & Co., Inc............                   5,200          81,900
                                                         -------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
  AT&T Corp...................                  59,300       2,972,413
                                                         -------------
TELEPHONE--6.2%
  Ameritech Corp..............                   1,200          56,550
  Bell Atlantic Corp..........                  27,200       1,200,200
  BellSouth Corp..............                  34,800       2,385,975
  GTE Corp....................                  10,400         520,000
  SBC Communications, Inc.....                  26,400       1,003,200
  US West, Inc................                  42,400       2,204,800
                                                         -------------
                                                             7,370,725
                                                         -------------
TEXTILES (APPAREL)--0.5%
  Fruit of The Loom, Inc.
    Class A (b)...............                   5,100         114,431
  Jones Apparel Group, Inc.
    (b).......................                   3,600          69,750
  Nautica Enterprises, Inc.
    (b).......................                     800          15,450
  Tommy Hilfiger Corp. (b)....                   1,500          70,125
  V. F. Corp..................                   9,800         371,175
                                                         -------------
                                                               640,931
                                                         -------------
TOBACCO--1.1%
  Philip Morris Companies,
    Inc.......................                  24,100       1,001,656
  Universal Corp..............                  10,900         343,350
                                                         -------------
                                                             1,345,006
                                                         -------------

                       See Notes to Financial Statements                      15

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                                              SHARES         VALUE
                                           ------------  -------------
TRUCKS & PARTS--0.3%
  PACCAR, Inc.................                   7,600   $     311,600
                                                         -------------
TOTAL COMMON STOCKS
  (Identified cost $125,974,737).......................    110,353,803
                                                         -------------
FOREIGN COMMON STOCKS--3.0%
CHEMICALS (DIVERSIFIED)--0.9%
  Akzo Nobel N.V. Sponsored
    ADR (Netherlands).........                  28,000       1,106,000
                                                         -------------
COMMUNICATIONS EQUIPMENT--0.5%
  Northern Telecom Ltd.
    (Canada)..................                  11,600         553,900
                                                         -------------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Check Point Software
    Technologies Ltd. (Israel)
    (b).......................                   3,300          59,813
                                                         -------------
HOUSEHOLD FURN. & APPLIANCES--0.6%
  Royal Philips Electronics NV
    NY Registered Shares
    (Netherlands).............                  11,500         689,281
                                                         -------------
OIL (INTERNATIONAL INTEGRATED)--0.9%
  Royal Dutch Petroleum Co. NY
    Registered Shares
    (Netherlands).............                  27,700       1,101,075
                                                         -------------
SERVICES (COMPUTER SYSTEMS)--0.0%
  Saville Systems PLC
    Sponsored ADR (Ireland)...                   2,200          36,025
                                                         -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,490,424).........................      3,546,094
                                                         -------------
                                              SHARES         VALUE
                                           ------------  -------------
UNIT INVESTMENT TRUSTS--3.6%
  S&P 500 Depositary
    Receipts..................                  44,400   $   4,248,525
                                                         -------------
TOTAL UNIT INVESTMENT TRUSTS
  (Identified cost $4,857,552).........................      4,248,525
                                                         -------------
TOTAL LONG-TERM INVESTMENTS--98.9%
  (Identified cost $135,322,713).......................    118,148,422
                                                         -------------

                                      STANDARD
                                      & POOR'S     PAR
                                       RATING     VALUE
                                     (UNAUDITED)  (000)
                                     -----------  ------
SHORT-TERM OBLIGATIONS--1.7%
COMMERCIAL PAPER--1.7%
  Goldman Sachs 5.83%, 9/1/98......  A-1+         $2,085     2,085,000
                                                          ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,085,000)..........................     2,085,000
                                                          ------------

TOTAL INVESTMENTS--100.6%
  (Identified cost $137,407,713)........................   120,233,422(a)
  Cash and receivables, less liabilities--(0.6%)........      (700,751)
                                                          ------------
NET ASSETS--100.0%......................................  $119,532,671
                                                          ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,811,056 and gross depreciation of $19,052,790 for federal income tax purposes. At August 31, 1998, the aggregate cost of securities for federal income tax purposes was $137,475,156.
(b)  Non-income producing.

16                     See Notes to Financial Statements

PHOENIX GROWTH AND INCOME FUND
---------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1998

ASSETS
Investment securities at value
  (Identified cost $137,407,713)                                $120,233,422
Cash                                                                   2,070
Receivables
  Fund shares sold                                                 1,604,605
  Dividends and interest                                             192,036
Prepaid expenses                                                       5,052
                                                              --------------
    Total assets                                                 122,037,185
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  1,673,440
  Fund shares repurchased                                            522,533
  Investment advisory fee                                            118,048
  Distribution fee                                                    56,053
  Financial agent fee                                                 22,213
  Trustees' fee                                                        8,156
  Transfer agent fee                                                   7,000
Accrued expenses                                                      97,071
                                                              --------------
    Total liabilities                                              2,504,514
                                                              --------------
NET ASSETS                                                    $  119,532,671
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  135,267,832
Undistributed net investment income                                  176,925
Accumulated net realized gain                                      1,262,205
Net unrealized depreciation                                      (17,174,291)
                                                              --------------
NET ASSETS                                                    $  119,532,671
                                                              ==============

CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $76,399,299)                 7,297,945
Net asset value per share                                             $10.47
Offering price per share $10.47/(1-4.75%)                             $10.99
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $31,902,450)                 3,066,798
Net asset value and offering price per share                          $10.40
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,108,340)                 1,067,596
Net asset value and offering price per share                          $10.41
CLASS M
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $122,582)                       11,751
Net asset value per share                                             $10.43
Offering price per share $10.43/(1-3.50%)                             $10.81

                            STATEMENT OF OPERATIONS
                       FROM INCEPTION SEPTEMBER 25, 1997
                               TO AUGUST 31, 1998

INVESTMENT INCOME
Dividends                                                     $     801,778
Interest                                                             64,329
Foreign taxes withheld                                               (2,548)
                                                              -------------
    Total investment income                                         863,559
                                                              -------------
EXPENSES
Investment advisory fee                                             355,855
Distribution fee--Class A                                            77,734
Distribution fee--Class B                                           114,099
Distribution fee--Class C                                            46,697
Distribution fee--Class M                                             1,370
Financial agent fee                                                  87,950
Registration                                                        117,531
Transfer agent                                                       75,062
Printing                                                             38,658
Custodian                                                            41,265
Professional                                                         21,159
Trustees                                                             20,069
Miscellaneous                                                        17,416
                                                              -------------
    Total expenses                                                1,014,865
    Less expenses borne by investment adviser                      (300,459)
                                                              -------------
    Net expenses                                                    714,406
                                                              -------------
NET INVESTMENT INCOME                                               149,153
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   1,300,955
Net change in unrealized appreciation (depreciation) on
  investments                                                   (17,174,291)
                                                              -------------
NET LOSS ON INVESTMENTS                                         (15,873,336)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (15,724,183)
                                                              =============


                       See Notes to Financial Statements                      17

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     FROM INCEPTION
                                                                                                 SEPTEMBER 25, 1997 TO
                                                                                                    AUGUST 31, 1998
                                                                                                 ----------------------
FROM OPERATIONS
  Net investment income                                                                             $        149,153
  Net realized gain                                                                                        1,300,955
  Net change in unrealized appreciation (depreciation)                                                   (17,174,291)
                                                                                                 ----------------------
  DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       (15,724,183)
                                                                                                 ----------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                                             (42,177)
  Net investment income--Class B                                                                              (8,886)
  Net investment income--Class C                                                                              (2,045)
  Net investment income--Class M                                                                                (666)
  Net realized gains--Class A                                                                                (28,476)
  Net realized gains--Class B                                                                                 (7,740)
  Net realized gains--Class C                                                                                 (1,972)
  Net realized gains--Class M                                                                                   (562)
                                                                                                 ----------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                                  (92,524)
                                                                                                 ----------------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (7,752,380 shares)                                                        91,918,012
  Net asset value of shares issued from reinvestment of distributions (6,829 shares)                          69,035
  Cost of shares repurchased (461,264 shares)                                                             (5,511,853)
                                                                                                 ----------------------
  Total                                                                                                   86,475,194
                                                                                                 ----------------------
CLASS B
  Proceeds from sales of shares (3,273,232 shares)                                                        38,849,933
  Net asset value of shares issued from reinvestment of distributions (1,596 shares)                          16,121
  Cost of shares repurchased (208,030 shares)                                                             (2,497,896)
                                                                                                 ----------------------
  Total                                                                                                   36,368,158
                                                                                                 ----------------------
CLASS C
  Proceeds from sales of shares (1,126,262 shares)                                                        13,154,434
  Net asset value of shares issued from reinvestment of distributions (382 shares)                             3,862
  Cost of shares repurchased (59,048 shares)                                                                (700,659)
                                                                                                 ----------------------
  Total                                                                                                   12,457,637
                                                                                                 ----------------------
CLASS M
  Proceeds from sales of shares (52,446 shares)                                                              542,477
  Net asset value of shares issued from reinvestment of distributions (121 shares)                             1,227
  Cost of shares repurchased (40,816 shares)                                                                (495,315)
                                                                                                 ----------------------
  Total                                                                                                       48,389
                                                                                                 ----------------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                         135,349,378
                                                                                                 ----------------------
  NET INCREASE IN NET ASSETS                                                                             119,532,671

NET ASSETS
  Beginning of period                                                                                              0
                                                                                                 ----------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $176,925)                         $    119,532,671
                                                                                                 ======================


18                     See Notes to Financial Statements

PHOENIX GROWTH AND INCOME FUND
- ------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                           CLASS A          CLASS B          CLASS C          CLASS M
                                        --------------   --------------   --------------   --------------
                                        FROM INCEPTION   FROM INCEPTION   FROM INCEPTION   FROM INCEPTION
                                          9/25/97 TO       9/25/97 TO       9/25/97 TO       9/25/97 TO
                                           8/31/98          8/31/98          8/31/98          8/31/98
                                        --------------   --------------   --------------   --------------
Net asset value, beginning of period        $10.00           $10.00           $10.00           $10.00
INCOME FROM INVESTMENT OPERATIONS(1)
  Net investment income (loss)                0.06(2)(3)      (0.02)(2)(3)      (0.02)(2)(3)       0.05(2)(3)
  Net realized and unrealized gain
    (loss)                                    0.48             0.48             0.49             0.44
                                            ------           ------           ------           ------
    TOTAL FROM INVESTMENT OPERATIONS          0.54             0.46             0.47             0.49
                                            ------           ------           ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.04)           (0.03)           (0.03)           (0.03)
  Dividends from net realized gains          (0.03)           (0.03)           (0.03)           (0.03)
                                            ------           ------           ------           ------
    TOTAL DISTRIBUTIONS                      (0.07)           (0.06)           (0.06)           (0.06)
                                            ------           ------           ------           ------
Change in net asset value                     0.47             0.40             0.41             0.43
                                            ------           ------           ------           ------
NET ASSET VALUE, END OF PERIOD              $10.47           $10.40           $10.41           $10.43
                                            ======           ======           ======           ======

Total return(4)                               5.39%(5)         4.59%(5)         4.67%(5)         4.91%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $76,399          $31,902          $11,108             $123

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.25%(6)         2.00%(6)         2.00%(6)         1.50%(6)
  Net investment income (loss)                0.57%(6)        (0.19%)(6)       (0.18%)(6)        0.46%(6)
Portfolio turnover                             106%(5)          106%(5)          106%(5)          106%(5)

(1) Distributions are made in accordance with the Prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of the share purchases and redemptions.
(2) Computed using average shares outstanding.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07, $0.07, $0.07 and $0.07, respectively.
(4) Maximum sales charges are not reflected in the total return calculation.
(5) Not annualized
(6) Annualized

                       See Notes to Financial Statements                      19

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

     The Phoenix Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series, each a "Fund". Each Fund has distinct investment objectives.

     Phoenix Core Equity Fund seeks long-term capital appreciation by investing in a diversified portfolio of common stocks. Phoenix Growth and Income Fund seeks dividend growth, current income and capital appreciation by investing in common stocks.

     Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed to new investors. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class M shares are sold with a front-end sales charge of up to 3.50%. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust does not amortize premiums but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. INCOME TAXES:

     Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. FOREIGN CURRENCY TRANSLATION:

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.


F. FORWARD CURRENCY CONTRACTS:

     Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (CONTINUED)

are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.


G. EXPENSES:

     Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.


H. REPURCHASE AGREEMENTS:

     A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.


2. INVESTMENT ADVISORY FEE AND
  RELATED PARTY TRANSACTIONS

     The advisers to the Trust are Duff & Phelps Investment Management Co. ("DPIM") and Phoenix Investment Counsel, Inc. ("PIC"). DPIM is a subsidiary of Phoenix Investment Partners Ltd., which is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is an indirect, majority-owned subsidiary of PHL. As compensation for their services to the Trust, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:


                                       1ST          $1-2
FUND                    ADVISER    $1 BILLION      BILLION    $2+ BILLION
-----------------------  ---------  -------------  -----------  -----------
Core Equity Fund.....    DPIM           0.75%          0.70%        0.65%
Growth and Income
  Fund...............     PIC           0.75%          0.70%        0.65%

  The Advisers have voluntarily agreed to assume total fund operating expenses of each respective Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until August 31, 1998, to the extent that such expenses exceed the following percentages of average annual net assets:

  CLASS A       CLASS B       CLASS C       CLASS M
--------------  ------------  ------------  ------------
      1.25%         2.00%         2.00%         1.50%

     Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions of $81,953 for Class A shares and $2,217 for Class M shares, and deferred sales charges of $26,077 for Class B shares and $6,052 for Class C shares for the period ended August 31, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the period ended August 31, 1998, $189,766 was earned by the Distributor, $115,712 was paid to unaffiliated participants, and $15,391 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.005% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

     PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended August 31, 1998, transfer agent fees were $150,709 of which PEPCO retained $13,702 which is net of the fees paid to State Street.

     At August 31, 1998, PHL and affiliates held Trust shares which aggregated the following:

                                                       AGGREGATE
                                                       NET ASSET
                                          SHARES         VALUE
                                       ------------   ------------
Core Equity Fund-Class A.............       470,000   $  4,638,900
Core Equity Fund-Class B.............        10,029         98,384
Core Equity Fund-Class C.............        10,028         98,475
Core Equity Fund-Class M.............        10,023         98,927
Growth and Income Fund-Class A.......       473,115      4,953,514
Growth and Income Fund-Class B.......        10,056        104,582
Growth and Income Fund-Class C.......        10,054        104,662
Growth and Income Fund-Class M.......        10,058        104,905

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the period ended August 31, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                       PURCHASES        SALES
                                      ------------   ------------
Core Equity Fund....................  $ 50,939,688   $ 15,012,597
Growth and Income Fund..............   188,265,165     54,243,372

     There were no purchases or sales of long-term U.S. Government and agency securities during the period ended August 31, 1998.


4. MARKET RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.


5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Funds have recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of each of the series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 1998, each Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                        CAPITAL
                                                         PAID
                                                         IN ON
                                                        SHARES
                      UNDISTRIBUTED    ACCUMULATED        OF
                      NET INVESTMENT   NET REALIZED   BENEFICIAL
                          INCOME       GAIN (LOSS)     INTEREST
                      --------------  --------------  -----------
Core Equity Fund....      77,690          --           (77,690)
Growth & Income
  Fund..............      81,546          --           (81,546)


     This report is not authorized for distribution to prospective investors in the Phoenix Equity Series Fund unless preceded or accompanied by an effecive Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------

                    [LOGO]

To the Trustees and Shareholders of
Phoenix Equity Series Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Core Equity Fund and Phoenix Growth and Income Fund (constituting the Phoenix Equity Series Fund, hereinafter referred to as the "Fund") at August 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 14, 1998

                           PHOENIX EQUITY SERIES FUND


                           PART C--OTHER INFORMATION


Item 23. Exhibits



  a.1       Declaration of Trust of the Registrant filed as Exhibit 1.1 via EDGAR with Pre-Effective Amendment No. 1 on August 22, 1997 and incorporated herein by reference.
  a.2*      Amendment to Declaration of Trust change names of the series to "Phoenix-Duff & Phelps Core Equity
            Fund" and "Phoenix-Oakhurst Growth & Income Fund" filed via EDGAR herewith.
  b.        None.
  c.        Reference is hereby made to Article IV of Registrant's Declaration of Trust.
  d.1       Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co., Inc.
            dated September 25, 1997 filed as Exhibit 5.1 via EDGAR with Pre-Effective Amendment No. 3 on
            September 25, 1997 and incorporated herein by reference.
  d.2       Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated
            September 25, 1997 filed as Exhibit 5.2 via EDGAR with Pre-Effective Amendment No. 3 on September
            25, 1997 and incorporated herein by reference.
  e.1       Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19,
            1997 filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  e.2       Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed as Exhibit 6.2 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  e.3       Form of Supplement to Phoenix Family of Funds Sales Agreement filed as Exhibit 6.3 via EDGAR with
            Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  e.4       Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR with Post-
            Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  f.        None.
  g.1       Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1,
            1997 filed as Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 3 on September 25, 1997 and incorporated herein by reference.
  h.1       Transfer Agency and Service Agreement between Registrant and Equity Planning Corporation filed as
            Exhibit 9.1 via EDGAR with Pre-Effective Amendment No. 1 on August 22, 1997 and incorporated herein by reference.
  h.2       Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June
            1, 1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  h.3       Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
            Corporation dated November 19, 1997 filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No.
            1 on May 20, 1998 and incorporated herein by reference.
  h.4       First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and
            Phoenix Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  h.5       Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and
            Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR with Post-Effective
            Amendment No. 2 on October 30, 1998 and incorporated herein by reference.
  i.        Opinion of Counsel as to legality of the shares filed as Exhibit 10 via EDGAR with Pre-Effective
            Amendment No. 2 on September 23, 1997 and incorporated herein by reference.
  j.*       Consent of Independent Accountant.
  k.        Not applicable.
  l.        Initial Capital Agreement filed as Exhibit 13 via EDGAR with Pre-Effective Amendment No. 2 on
            September 23, 1997 and incorporated herein by reference.

  m.1       Amended and Restated Distribution Plan for Class A Shares filed as Exhibit 15.1 via EDGAR with Post-
            Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  m.2       Amended and Restated Distribution Plan for Class B Shares filed as Exhibit 15.2 via EDGAR with Post-
            Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  m.3       Amended and Restated Distribution Plan for Class C Shares filed as Exhibit 15.3 via EDGAR with Post-
            Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  n.*       Financial Data Schedules, reflected on EDGAR as exhibit 27.
  o.1       Amended and Restated Plan pursuant to Rule 18f-3 filed as Exhibit 18 via EDGAR with Post-Effective
            Amendment No. 1 on May 20, 1998 and incorporated herein by reference.
  o.2       First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 effective August 26, 1998 filed via EDGAR with Post-Effective Amendment No. 2 on October 30, 1998 and incorporated herein by reference.
  p.1*      Powers of Attorney for Messrs. Chesek, Conway, Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen,
            Roth, Segerson and Wiecker and Ms. Curtiss filed via EDGAR with Pre-Effective Amendment No. 1 on
            August 22, 1997 and incorporated herein by reference.


-----------

*Filed herewith.



Item 24. Persons Controlled by or Under Common Control With the Fund

     No person is controlled by, or under common control, with the Fund.


Item 25. Indemnification

     Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreements between the Registrant and its Advisers provide in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreements on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "The Investment Advisers" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-14813 (DPIM) and 801-5995 (PIC)) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.



Item 27. Principal Distributor


 (a) Equity Planning also serves as the principal underwriter for the following other investment companies:

     Phoenix-Aberdeen Series Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account and PHL Variable Separate Account MVA1.

     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:


Name and Principal           Positions and Offices             Positions and Offices
Business Address             with Distributor                  with Registrant
----------------             ----------------                  ---------------
Michael E. Haylon            Director                          Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin         Director and President            Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer             Director,                         Vice President
100 Bright Meadow Blvd.      Senior Vice President,
P.O. Box 2200                Chief Financial Officer
Enfield, CT 06083-2200       and Treasurer

John F. Sharry               Executive Vice President,         Executive Vice President
56 Prospect Street           Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel           Managing Director,                Vice President
56 Prospect Street           Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne             Vice President,                   Secretary
101 Munson Street            Mutual Fund
P.O. Box 810                 Customer Service
Greenfield, MA 01302-0810

Nancy G. Curtiss             Vice President and Treasurer,     Treasurer
56 Prospect Street           Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg          Vice President,                   Assistant Secretary
56 Prospect Street           Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III         Assistant Vice President,         Vice President
100 Bright Meadow Blvd.      Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200

Jacqueline M. Porter         Assistant Vice President,         Assistant Treasurer
56 Prospect Street           Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment advisers, Duff & Phelps Investment Management Co., Inc., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, or the custodian, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083.


Item 29. Management Services

     Not applicable.


Item 30. Undertakings

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 30th day of December, 1998.



                                        PHOENIX EQUITY SERIES FUND


ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
        -----------------------------        ----------------------------------
        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                  President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following person in the capacity indicated, on this 30th day of December, 1998.




Signature                        Title
---------                        -----

----------------------------     Trustee
  Robert Chesek*


----------------------------     Trustee
  E. Virgil Conway*


/s/ Nancy G. Curtiss             Treasurer (Principal Financial
----------------------------     and Accounting Officer
  Nancy G. Curtiss


----------------------------     Trustee
  Harry Dalzell-Payne*


----------------------------     Trustee
  Francis E. Jeffries*


----------------------------     Trustee
  Leroy Keith, Jr.*


/s/ Philip R. McLoughlin         President and Trustee (Principal
----------------------------     Executive Officer)
  Philip R. McLoughlin


----------------------------     Trustee
  Everett L. Morris*


----------------------------     Trustee
  James M. Oates*


----------------------------     Trustee
  Calvin J. Pedersen**


----------------------------     Trustee
  Herbert Roth, Jr.*


----------------------------     Trustee
  Richard E. Segerson*

Signature                        Title
---------                        -----


----------------------------     Trustee
  Lowell P. Weicker, Jr.*


By /s/ Philip R. McLoughlin
  --------------------------



* Philip R. McLoughlin pursuant to powers of attorney filed herewith.


                                      S-2